EXHIBIT (17 (b) (ii)

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.
Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:
www. eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

• Despite an extremely volatile year, emerging markets generated strong positive performance, as measured by the MSCI Emerging Markets Index (the Index), which recorded a return of 64.13% for the 12 months ending October 31, 2009.1 As the period began late last fall, global equities were already in the midst of a dramatic decline, dragged lower by the failure or near-collapse of several major financial institutions struggling under the enormous weight of troubled assets. On the verge of illiquidity, the credit markets virtually ceased operating, worldwide economic activity ground to a near standstill, and anxious equity investors stayed on the sidelines. At the beginning of the second quarter, however, equity markets began a rally in response to indications that the concerted global effort by world banks to alleviate the credit crisis and stimulate economic growth was succeeding. The volatile period finished on a decidedly positive note, with many market indexes for European, U.S. and Asian equities posting solid annual gains.

• Against this backdrop, emerging markets fared very well, with some economies proving more resilient to the financial crisis and global recession than anticipated. Equity indexes tracking the performance of emerging markets widely outperformed the 27.71% return of foreign developed markets, as measured by the MSCI Europe, Australasia and Far East Index.

• Top performers in the Index on an absolute-return basis for the year ending October 31, 2009, included Indonesia (+126%), Peru (+117%), Russia (+110%), Colombia (+94%), Brazil (+92%) and China (+83%). The Index’s nearly 20% weighting in China made the most significant contribution to returns, followed by a 15% allocation to Brazil. By contrast, countries such as Pakistan (-44%) and Jordan (-25%) did not fare as well.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Management Discussion

   • For the year ending October 31, 2009, the Fund recorded a double-digit return, although it under-performed the Index, its primary benchmark, and the S&P/IFCI Emerging Markets Index, its secondary benchmark. Looking at individual countries, China and Brazil had strong positive returns but the Fund’s underweight in both countries detracted from performance relative to the Index. Fund holdings in Nigeria and United Arab Emirates also were a drag on relative performance, as was the Fund’s exposure to Qatar, Jordan, Kuwait, Ghana and Saudi Arabia.  Russia and Indonesia were among the top contributors to the Fund’s return, as the Fund was significantly overweighted in both countries versus the Index. An overweight to Argentina, as well as underweightings in Taiwan and Korea, also added to performance.

• With any multicountry portfolio, country selection and weighting have the largest effect on the risk and return experience of the Fund’s strategy. Our research into emerging countries has resulted in some important observations. Individually, emerging markets can be volatile, but they also exhibit relatively low correlations among each other and developed markets. We believe that due to this tendency to move relatively

Total Return Performance
10/31/08 – 10/31/09
Class A2	51.81%
Class C2	50.69
Class I2	52.15
MSCI Emerging Markets Index[1]	64.13
S&P/IFCI Emerging Markets Index[1]	65.33
Lipper Emerging Markets Funds Average[1]	56.55
See page 3 for more performance information.

1 It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2 These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

independently, a structured portfolio that balances exposure to a broad array of emerging market countries can substantially reduce volatility compared to the level found in individual countries or more traditionally concentrated active strategies. While during the depths of the global financial crisis, there was a phenomenon where cross-country correlations rose and markets behaved more similarly than usual. However, they reverted to the historic norm of moving independent of each other as markets recovered throughout the year.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Portfolio Composition

1 As a percentage of the Fund’s total common stocks as of 10/31/09.

2 As a percentage of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI Emerging Markets Index and the S&P/IFCI Emerging Markets Index, each an unmanaged index of common stocks traded in emerging markets and available to foreign investors. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI Emerging Markets Index and the S&P/IFCI Emerging Markets Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper, Bloomberg. Class A of the Fund commenced invest- ment operations on 6/30/06.
A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 6/30/06 (inception date) would have been valued at $12,398 and $12,814, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAEMX	ECEMX	EIEMX

Average Annual Total Returns (at net asset value)
One Year	51.81%	50.69%	52.15%
Life of Fund†	7.48	6.65	7.71

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	43.01%	49.69%	52.15%
Life of Fund†	5.59	6.65	7.71
† Inception Dates For All Share Classes: 6/30/06

1 Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge and, for Class C, reflect a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.72%	2.47%	1.48%
Net Expense Ratio	1.62	2.37	1.37

2Source: Prospectus dated 3/1/09. Net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Structured Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,416.90	$9.75**
Class C	$1,000.00	$1,409.90	$14.27**
Class I	$1,000.00	$1,417.50	$8.23**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13**
Class C	$1,000.00	$1,013.40	$11.93**
Class I	$1,000.00	$1,018.40	$6.87**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class C shares and
1.35% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009.

**	Absent an expense limitation by affiliates, the expenses would be higher.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS

Common Stocks — 97.3%

Security	Shares	Value

Argentina — 0.8%

Banco Macro SA, Class B ADR	46,050	$ 1,346,042
BBVA Banco Frances SA ADR	28,788	182,228
Cresud SA ADR	98,500	1,213,520
Grupo Financiero Galicia SA, Class B ADR(1)	88,700	514,460
IRSA Inversiones y Representaciones SA GDR(1)	14,500	125,280
MercadoLibre, Inc.(1)	41,600	1,488,864
Petrobras Energia SA ADR	67,925	1,163,555
Telecom Argentina SA, Class B ADR(1)	119,360	2,017,184

		$ 8,051,133

Botswana — 0.7%

Barclays Bank of Botswana	723,650	$ 708,665
Botswana Insurance Holdings Ltd.	326,490	400,194
First National Bank of Botswana	4,730,800	1,875,657
Letshego	173,200	349,139
Sechaba Breweries Ltd.	1,113,200	2,172,660
Standard Chartered Bank	531,120	1,251,744

		$ 6,758,059

Brazil — 6.1%

AES Tiete SA, PFC Shares	32,900	$ 370,723
All America Latina Logistica SA	103,500	763,207
American Banknote SA	4,700	46,957
Anhanguera Educacional Participacoes SA(1)	4,800	66,349
B2W Companhia Global do Varejo	16,970	491,298
Banco Bradesco SA, PFC Shares	149,150	2,926,103
Banco do Brasil SA	53,300	853,538
Banco Nossa Caixa SA	7,500	268,307
BM&F Bovespa SA	90,251	584,049
BR Malls Participacoes SA(1)	22,000	243,529
Bradespar SA, PFC Shares	31,500	651,780
Brasil Telecom Participacoes SA	7,100	130,949
Brasil Telecom Participacoes SA, PFC Shares	36,500	367,362
Brasil Telecom SA, PFC Shares	26,600	226,348
Braskem SA, PFC Shares	11,460	76,114
BRF-Brasil Foods SA(1)	59,120	1,433,029
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	73,400	937,500
Cia Brasileira de Distribuicao Grupo Pao de Acucar,
PFC Shares	29,782	901,102
Cia Brasileira de Distribuicao Grupo Pao de Acucar,
Class B, PFC Shares	1,387	41,966
Cia de Bebidas das Americas, PFC Shares	33,758	3,061,139
Cia de Companhia de Concessoes Rodoviarias (CCR)	22,000	434,605
Cia de Saneamento Basico do Estado de Sao Paulo	28,220	536,654

Security	Shares	Value

Brazil (continued)

Cia de Saneamento de Minas Gerais-Copasa MG	3,900	$ 69,627
Cia de Transmissao de Energia Eletrica Paulista, PFC
Shares	8,890	245,212
Cia Energetica de Minas Gerais, PFC Shares	55,504	866,777
Cia Energetica de Sao Paulo, PFC Shares	17,500	204,643
Cia Paranaense de Energia-Copel, PFC Shares	10,100	175,729
Cia Siderurgica Nacional SA (CSN)	31,600	1,045,799
Contax Participacoes SA, PFC Shares	1,910	85,655
Cosan SA Industria e Comercio(1)	40,000	421,208
CPFL Energia SA	20,600	355,495
Cyrela Brazil Realty SA	46,000	587,534
Diagnosticos da America SA(1)	3,800	94,051
Duratex SA	39,187	269,166
EDP-Energias do Brasil SA	17,900	289,595
Eletropaulo Metropolitana SA, Class B, PFC Shares	11,280	210,988
Empresa Brasileira de Aeronautica SA(1)	105,700	536,420
Estacio Participacoes SA	13,900	181,483
Fertilizantes Fosfatados SA, PFC Shares	25,300	240,132
Gafisa SA	9,300	138,001
Gerdau SA	5,000	57,249
Gerdau SA, PFC Shares	73,200	1,092,847
GVT Holding SA(1)	22,900	655,177
Investimentos Itau SA, PFC Shares	335,395	1,905,826
Itau Unibanco Holding SA, PFC Shares	212,022	4,031,981
Itausa-Investimentos Itau SA	12,545	85,456
JBS SA	73,400	407,083
LLX Logistica SA(1)	90,000	356,608
Localiza Rent a Car SA	38,100	400,119
Lojas Americanas SA, PFC Shares	58,370	384,362
Lojas Renner SA	17,700	311,478
Lupatech SA(1)	21,200	326,857
M Dias Branco SA	4,300	92,708
Marfrig Frigorificos e Comercio de Alimentos SA(1)	48,500	556,968
Medial Saude SA(1)	12,200	99,035
Metalurgica Gerdau SA, PFC Shares	19,200	348,774
MRV Engenharia e Participacoes SA	18,800	349,832
Natura Cosmeticos SA	15,100	270,439
Net Servicos de Comunicacao SA, PFC Shares	42,836	534,964
PDG Realty SA Empreendimentos e Participacoes	10,600	89,657
Petroleo Brasileiro SA	56,800	1,305,858
Petroleo Brasileiro SA, PFC Shares	424,800	8,449,700
Randon Participacoes SA, PFC Shares	21,200	161,262
Redecard SA	58,200	863,947
Rossi Residencial SA	39,800	266,373
Souza Cruz SA	14,600	515,509
Suzano Papel e Celulose SA	29,300	254,479
Tam SA, PFC Shares	14,800	212,137
Tele Norte Leste Participacoes SA	3,700	85,065

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Brazil (continued)

Tele Norte Leste Participacoes SA, PFC Shares	56,900	$ 1,088,516
Telemar Norte Leste SA, PFC Shares	3,500	110,309
Telesp-Telecomunicacoes de Sao Paulo SA, PFC Shares	9,600	238,147
Terna Participacoes SA	5,000	104,167
Tim Participacoes SA, PFC Shares	156,500	368,685
Totvs SA	3,298	179,709
Tractebel Energia SA	21,600	256,267
Ultrapar Participacoes SA, PFC Shares	15,746	683,971
Usinas Siderurgicas de Minas Gerais SA, PFC Shares	30,525	797,088
Vale SA	47,300	1,202,906
Vale SA, PFC Shares	276,740	6,197,430
Vivo Participacoes SA, PFC Shares	23,675	580,586
Votorantim Celulose e Papel SA(1)	2,457	33,892
Weg SA	92,300	911,683

		$ 58,655,229

Bulgaria — 0.4%

Bulgarian American Credit Bank JSCO(1)	5,700	$ 76,784
CB First Investment Bank AD(1)	235,000	493,051
Central Cooperative Bank AD(1)	227,900	251,947
Chimimport AD(1)	329,922	620,163
Corporate Commercial Bank AD(1)	10,400	469,778
Doverie Holding AD(1)	13,760	40,017
MonBat AD(1)	60,235	317,357
Petrol AD(1)	102,500	357,142
Sopharma AD(1)	354,600	1,069,101
Vivacom	44,690	103,423

		$ 3,798,763

Chile — 3.1%

Administradora de Fondos de Pensiones Provida SA	44,300	$ 115,558
AES Gener SA	1,010,500	428,218
Almendral SA	2,512,600	242,529
Antarchile SA, Series A	38,340	660,723
Banco de Chile	13,030,222	1,030,736
Banco de Chile ADR	2,580	119,970
Banco de Credito e Inversiones	39,113	1,135,194
Banco Santander Chile SA	35,182,310	1,789,099
Banmedica SA	76,180	80,492
Cap SA	32,412	842,425
Cencosud SA	561,531	1,729,171
Cia Cervecerias Unidas SA	82,290	580,424
Cia General de Electricidad SA	61,050	384,617
Cia SudAmericana de Vapores SA(1)	350,331	288,341
Colbun SA	3,335,910	785,364
Corpbanca SA	58,054,570	393,627

Security	Shares	Value

Chile (continued)

Embotelladora Andina SA, Class B, PFC Shares	170,541	$ 523,234
Empresa Nacional de Electricidad SA	1,229,463	1,889,522
Empresas CMPC SA	41,146	1,472,406
Empresas Copec SA	203,576	2,739,946
Empresas La Polar SA	156,400	792,383
Enersis SA	5,325,221	1,891,584
ENTEL SA	51,500	684,791
Grupo Security SA	1,212,785	338,059
Invercap SA	19,700	163,255
Inversiones Aguas Metropolitanas SA	306,600	362,065
Lan Airlines SA	65,195	874,506
Madeco SA	5,047,652	327,986
Masisa SA	444,800	65,771
Minera Valparaiso SA	12,324	371,380
Parque Arauco SA	452,000	468,302
Quinenco SA	162,900	322,149
Ripley Corp. SA	264,000	200,380
S.A.C.I. Falabella SA	506,600	2,431,814
Salfacorp SA	170,000	294,887
Sigdo Koppers SA	176,300	154,402
SM-Chile SA, Class B	2,424,500	279,917
Sociedad de Inversiones Oro Blanco SA	13,300,000	192,881
Sociedad de Inversiones Pampa Calichera SA, Class A	244,730	384,875
Sociedad Quimica y Minera de Chile SA, Series B	38,540	1,415,444
Sonda SA	381,500	525,959
Vina Concha y Toro SA	255,010	540,326

		$ 30,314,712

China — 6.4%

Agile Property Holdings, Ltd.	200,000	$ 255,481
Air China, Ltd., Class H(1)	520,000	281,478
Alibaba.com Ltd.	161,000	371,757
Aluminum Corp. of China Ltd., Class H(1)	402,000	437,928
American Oriental Bioengineering, Inc.(1)	21,600	85,536
Angang Steel Co., Ltd., Class H	214,000	395,546
Anhui Conch Cement Co., Ltd., Class H	58,000	375,280
Baidu, Inc. ADR(1)	3,870	1,462,550
Bank of China, Ltd., Class H	4,177,000	2,401,877
Bank of Communications, Ltd., Class H	381,000	456,036
Beijing Capital International Airport Co., Ltd.,
Class H(1)	310,000	208,472
Beijing Enterprises Holdings, Ltd.	69,000	411,269
BOC Hong Kong Holdings, Ltd.	127,500	292,846
BYD Co., Ltd., Class H(1)	74,200	680,261
BYD Electronic Co., Ltd.(1)	415,000	386,367
Chaoda Modern Agriculture Holdings, Ltd.	269,958	208,582
China Agri-Industries Holdings, Ltd.	453,000	433,929

See notes to financial statements
6

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

China (continued)

China Bluechemical, Ltd., Class H	468,000	$ 248,403
China CITIC Bank, Class H	239,000	178,300
China Coal Energy Co., Class H	311,000	430,340
China Communication Services Corp., Ltd., Class H	378,000	196,498
China Communications Construction Co., Ltd., Class H	481,000	517,719
China Construction Bank, Class H	2,449,000	2,111,360
China COSCO Holdings Co., Ltd., Class H	220,975	272,076
China Dongxiang Group Co.	634,000	387,365
China Everbright International, Ltd.	171,000	78,076
China Everbright, Ltd.	100,000	236,244
China Green (Holdings), Ltd.	72,000	63,163
China International Marine Containers Co., Ltd.,
Class B	146,472	146,066
China Life Insurance Co., Ltd., Class H	545,000	2,502,391
China Medical Technologies, Inc. ADR	9,700	152,290
China Mengniu Dairy Co., Ltd.(1)	297,000	830,270
China Merchants Bank Co., Ltd., Class H	533,650	1,365,259
China Merchants Holdings International Co., Ltd.	154,000	492,127
China Mobile, Ltd.	620,000	5,812,141
China National Building Material Co., Ltd., Class H	122,000	262,554
China National Materials Co., Ltd., Class H	180,000	142,645
China Oilfield Services, Ltd., Class H	110,000	118,857
China Overseas Land & Investment, Ltd.	230,160	496,204
China Petroleum & Chemical Corp., Class H	1,367,000	1,155,874
China Pharmaceutical Group, Ltd.	524,000	294,162
China Railway Construction Corp., Class H	171,000	226,231
China Railway Group, Ltd., Class H(1)	738,000	580,065
China Resources Enterprise, Ltd.	202,000	677,814
China Resources Land, Ltd.	124,000	299,018
China Resources Power Holdings Co., Ltd.	237,600	493,428
China Shenhua Energy Co., Ltd., Class H	259,500	1,162,512
China Shipping Container Lines Co., Ltd., Class H(1)	568,000	203,274
China Shipping Development Co., Ltd., Class H	74,000	104,609
China Southern Airlines Co., Ltd., Class H(1)	234,000	68,360
China Taiping Insurance Holdings Co., Ltd.(1)	101,000	353,400
China Telecom Corp., Ltd., Class H	2,000,000	883,954
China Travel International Investment Hong Kong,
Ltd.	468,000	95,535
China Unicom, Ltd.	690,372	876,077
China Vanke Co., Ltd., Class B	445,120	550,567
China Yurun Food Group, Ltd.	214,000	438,737
China Zhongwang Holdings, Ltd.(1)	464,000	435,578
Chongqing Changan Automobile Co., Ltd., Class B	212,136	157,722
Citic Pacific, Ltd.	205,000	527,002
CNOOC, Ltd.	1,411,000	2,092,066
Cnpc Hong Kong, Ltd.	200,000	209,105
Cosco Pacific, Ltd.	198,000	274,011
Country Garden Holdings Co.	626,000	240,021

Security	Shares	Value

China (continued)

Ctrip.com International, Ltd. ADR(1)	9,000	$ 481,860
Datang International Power Generation Co., Ltd.,
Class H	396,000	185,048
Dazhong Transportation Group Co., Ltd., Class B	84,750	59,014
Denway Motors, Ltd.	984,000	471,010
Dongfeng Motor Corp., Class H	664,000	790,289
Fibrechem Technologies, Ltd.(1)	100,200	0
Focus Media Holding, Ltd. ADR(1)	33,500	403,340
FU JI Food & Catering Services(1)	83,000	0
Global Bio-chem Technology Group Co., Ltd.	1,000,000	244,675
Golden Eagle Retail Group, Ltd.	168,000	288,947
Guangdong Investment, Ltd.	352,000	185,749
Guangzhou R&F Properties Co., Ltd., Class H	162,400	304,310
Harbin Power Equipment Co., Ltd., Class H	248,000	230,377
Hengdeli Holdings, Ltd.	210,000	68,377
Huaneng Power International, Inc., Class H	512,000	326,180
Industrial & Commercial Bank of China, Ltd., Class H	3,378,000	2,687,587
Inner Mongolia Eerduosi Cashmere Products Co., Ltd.,
Class B	110,000	78,042
Inner Mongolia Yitai Coal Co., Ltd., Class B	49,800	319,282
Jiangsu Expressway Co., Ltd., Class H	360,000	319,227
Jiangxi Copper Co., Ltd., Class H	174,000	394,239
Kingboard Chemical Holdings, Ltd.	48,500	195,208
Konka Group Co., Ltd., Class B	303,800	118,327
Lenovo Group, Ltd.	512,000	287,664
Li Ning Co., Ltd.	192,500	523,490
Maanshan Iron & Steel Co., Ltd., Class H(1)	166,000	99,930
Mindray Medical International, Ltd. ADR	10,300	316,519
NetEase.com, Inc. ADR(1)	14,300	552,266
New Oriental Education & Technology Group, Inc.
ADR(1)	7,400	516,816
Nine Dragons Paper Holdings, Ltd.	181,000	257,900
Parkson Retail Group, Ltd.	345,000	558,542
PetroChina Co., Ltd., Class H	1,856,000	2,233,287
PICC Property & Casualty Co., Ltd., Class H(1)	360,000	265,616
Ping An Insurance (Group) Co. of China, Ltd.,
Class H	82,000	718,122
Poly (Hong Kong) Investment, Ltd.	93,000	106,413
Ports Design, Ltd.	39,500	106,197
Shanda Interactive Entertainment, Ltd. ADR(1)	5,800	253,344
Shandong Chenming Paper Holdings, Ltd., Class H	79,800	55,639
Shandong Weigao Group Medical Polymer Co., Ltd.,
Class H	124,000	435,097
Shanghai Electric Group Co., Ltd., Class H	640,000	300,562
Shanghai Friendship Group, Inc. Co., Class B	48,620	58,007
Shanghai Industrial Holdings, Ltd.	53,000	248,980
Shanghai Jin Jiang International Hotels Group Co.,
Ltd., Class H	404,000	123,322
Shanghai Zhenhua Heavy Industry Co., Ltd., Class B	224,250	186,028

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

China (continued)

Shimao Property Holdings, Ltd.	49,000	$ 91,145
SINA Corp.(1)	4,500	168,255
Sino-Ocean Land Holdings, Ltd.	195,000	189,391
Sinopec Shanghai Petrochemical Co., Ltd., Class H(1)	254,000	101,799
Sinotrans Shipping, Ltd.	512,000	229,939
Sinotruk Hong Kong, Ltd.	55,500	65,992
Sohu.com, Inc.(1)	5,300	294,680
Suntech Power Holdings Co., Ltd. ADR(1)	27,000	342,090
Tencent Holdings, Ltd.	79,600	1,386,041
Tingyi (Cayman Islands) Holding Corp.	334,000	745,233
Tsingtao Brewery Co., Ltd., Class H	76,000	308,769
Want Want China Holdings, Ltd.	1,231,000	723,221
Wumart Stores, Inc., Class H	55,000	93,409
Yangzijiang Shipbuilding Holdings, Ltd.	355,000	248,495
Yantai Changyu Pioneer Wine Co., Ltd., Class B	50,200	369,021
Yanzhou Coal Mining Co., Ltd., Class H	260,000	401,950
Zhejiang Expressway Co., Ltd., Class H	210,000	178,879
Zijin Mining Group Co., Ltd., Class H	352,000	340,714
ZTE Corp., Class H	115,752	643,610

		$ 61,862,127

Colombia — 0.7%

Almacenes Exito SA	102,500	$ 796,226
Banco de Bogota	3,600	57,586
Bancolombia SA ADR, PFC Shares	28,700	1,135,946
Cementos Argos SA	22,360	111,772
Cia Colombiana de Inversiones SA	21,337	517,293
Cia de Cemento Argos SA	72,900	553,173
Corporacion Financiera Colombiana SA	11,604	128,772
Ecopetrol SA	799,340	1,018,904
Empresa de Telecommunicaciones de Bogota SA	647,380	312,283
Grupo Aval Acciones y Valores SA	215,300	79,534
Grupo de Inversiones Suramericana	43,700	491,502
Grupo Nacional de Chocolates SA	67,045	698,434
Interconexion Electrica SA	131,760	765,334
ISAGEN SA ESP	426,200	446,333
Proenergia Internacional(1)(2)	4,360	0
Promigas SA	4,360	83,691
Textiles Fabricato Tejicondor SA(1)	4,522,600	47,475

		$ 7,244,258

Croatia — 0.7%

Adris Grupa DD, PFC Shares	11,430	$ 604,794
Atlantska Plovidba DD	5,167	1,042,438
Dalekovod DD(1)	4,050	320,735
Ericsson Nikola Tesla	1,100	297,965

Security	Shares	Value

Croatia (continued)

Hrvatske Telekomunikacije DD	56,585	$ 3,066,982
INA Industrija Nafte DD(1)	2,037	689,878
Institut IGH DD	350	254,251
Koncar-Elektroindustrija DD(1)	3,419	315,661
Podravka Prehrambena Industija DD(1)	5,675	324,156
Privredna Banka Zagreb DD(1)	3,177	389,374

		$ 7,306,234

Czech Republic — 1.9%

CEZ AS	139,760	$ 6,882,362
Komercni Banka AS	23,364	4,581,696
New World Resources NV, Class A	226,200	2,023,819
Philip Morris CR AS	1,613	775,452
Telefonica 02 Czech Republic AS	98,804	2,327,929
Unipetrol AS(1)	195,323	1,458,252

		$ 18,049,510

Egypt — 1.6%

Alexandria Mineral Oils Co.	7,520	$ 56,781
Arab Cotton Ginning	292,800	278,316
Commercial International Bank	133,902	1,386,290
Delta Sugar Co.(1)	19,428	90,394
Eastern Tobacco	16,004	364,182
Egypt Kuwaiti Holding Co.	274,179	649,462
Egyptian Financial & Industrial Co.	87,400	380,621
Egyptian Financial Group-Hermes Holding SAE	133,671	778,718
Egyptian for Tourism Resorts(1)	377,250	155,103
Egyptian International Pharmaceutical Industrial Co.	23,900	160,790
Egyptian Media Production City(1)	292,174	309,453
El Ezz Aldekhela Steel Alexa Co.	2,400	353,883
El Ezz Steel Rebars SAE	213,145	624,064
El Sewedy Cables Holding Co.	35,673	475,021
El Watany Bank of Egypt	12,400	100,052
Maridive & Oil Services SAE	119,000	518,092
Medinet Nasr for Housing	10,375	61,079
Misr Beni Suef Cement Co.	5,940	140,904
MobiNil-Egyptian Co. for Mobil Services	14,100	542,252
National Societe General Bank	38,700	197,550
Olympic Group Financial Investments	119,400	664,923
Orascom Construction Industries (OCI)	58,622	2,751,360
Orascom Telecom Holding SAE	243,990	1,627,194
Oriental Weavers Co.	31,299	189,994
Palm Hills Developments SAE(1)	105,000	168,813
Pioneers Holding	272,000	332,980
Sidi Kerir Petrochemicals Co.	227,000	485,107
Six of October Development & Investment Co.(1)	14,000	249,196

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Egypt (continued)

South Valley Cement(1)	226,702	$ 322,747
Suez Cement Co.	10,700	66,126
Talaat Moustafa Group(1)	389,300	515,012
Telecom Egypt	203,284	658,642

		$ 15,655,101

Estonia — 0.8%

AS Baltika(1)	22,505	$ 24,251
AS Merko Ehitus	105,168	819,705
AS Nordecon International	349,200	726,177
AS Norma	17,006	94,931
AS Olympic Entertainment Group(1)	1,319,390	1,397,787
AS Tallink Group, Ltd.(1)	4,723,752	2,615,374
AS Tallinna Kaubamaja	208,840	1,181,579
AS Tallinna Vesi	42,390	622,396

		$ 7,482,200

Ghana — 0.2%

Aluworks Ghana, Ltd.(1)	457,409	$ 119,807
CAL Bank, Ltd.	1,298,010	199,589
Cocoa Processing Co., Ltd.	269,722	5,656
Ghana Commercial Bank, Ltd.	1,453,841	914,525
HFC Bank Ghana, Ltd.	1,235,326	535,315
Produce Buying Co., Ltd.	582,428	72,615
Standard Chartered Bank of Ghana, Ltd.	24,700	504,962

		$ 2,352,469

Hungary — 2.1%

EGIS Rt.	6,664	$ 702,526
Fotex Holding SE Co., Ltd.(1)	25,100	55,867
Magyar Telekom Rt.	1,004,520	4,330,646
MOL Hungarian Oil & Gas Rt.(1)	59,450	4,966,701
OTP Bank Rt.(1)	232,000	6,523,716
Richter Gedeon Rt.	19,810	4,125,664

		$ 20,705,120

India — 6.0%

ABB, Ltd.	5,400	$ 87,005
ACC, Ltd.	20,570	323,580
Aditya Birla Nuvo, Ltd.	3,402	56,858
Areva T&D India, Ltd.	34,500	203,095
Asian Paints, Ltd.	8,730	302,146
Axis Bank, Ltd.	28,600	542,785
Bajaj Auto, Ltd.	13,280	389,841
Bajaj Hindusthan, Ltd.	40,000	163,167

Security	Shares	Value

India (continued)

Bajaj Holdings & Investment, Ltd.	5,130	$ 52,717
Bank of Baroda	9,660	103,358
Bank of India	64,300	448,956
Bharat Forge, Ltd.	19,650	101,639
Bharat Heavy Electricals, Ltd.	24,640	1,151,421
Bharti Airtel, Ltd.	425,860	2,629,284
Cairn India, Ltd.(1)	79,000	435,929
Canara Bank, Ltd.	12,400	89,964
Cipla, Ltd.	95,010	565,099
Colgate-Palmolive (India), Ltd.	9,000	133,260
Container Corp. of India, Ltd.	14,760	343,763
Crompton Greaves, Ltd.	16,800	135,102
Dabur India, Ltd.	72,200	232,173
Deccan Chronicle Holdings, Ltd.	27,600	79,807
Divi’s Laboratories, Ltd.	7,400	82,676
DLF, Ltd.	31,200	241,815
Dr. Reddy’s Laboratories, Ltd.	22,620	484,213
Educomp Solutions, Ltd.	24,565	409,750
Essar Oil, Ltd.(1)	102,130	283,570
Exide Industries, Ltd.	35,200	72,640
Gail India, Ltd.	105,050	765,417
GlaxoSmithKline Pharmaceuticals, Ltd.	4,480	148,065
Glenmark Pharmaceuticals, Ltd.	44,960	212,102
GMR Infrastructure(1)	248,000	325,308
Grasim Industries, Ltd.	2,830	129,680
Gujarat Ambuja Cements, Ltd.	44,800	84,063
Gujarat State Petronet, Ltd.(1)	144,200	243,776
GVK Power & Infrastructure, Ltd.(1)	180,000	167,287
HCL Technologies, Ltd.	21,100	135,283
HDFC Bank, Ltd.	32,624	1,113,976
Hero Honda Motors, Ltd.	20,500	676,769
Hindalco Industries, Ltd.	90,810	232,708
Hindustan Unilever, Ltd.	288,600	1,705,695
Hindustan Zinc, Ltd.	6,840	129,820
Housing Development & Infrastructure, Ltd.(1)	29,714	196,035
Housing Development Finance Corp.	44,700	2,486,953
ICICI Bank, Ltd.	125,670	2,081,089
Idea Cellular, Ltd.(1)	273,500	297,236
IFCI, Ltd.	68,000	62,486
Indiabulls Financial Services, Ltd.	18,100	63,961
Indiabulls Real Estate, Ltd.(1)	91,700	470,962
Indiabulls Securities, Ltd.	94,300	90,804
Indian Hotels Co., Ltd.	52,680	80,728
Indian Oil Corp., Ltd.	71,000	465,580
Infosys Technologies, Ltd.	82,600	3,850,764
Infosys Technologies, Ltd. ADR	3,800	174,800
Infrastructure Development Finance Co., Ltd.	76,600	236,543
ITC, Ltd.	276,530	1,495,974

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

India (continued)

IVRCL Infrastructures & Projects, Ltd.	95,800	$ 699,447
Jaiprakash Associates, Ltd.	111,200	489,233
Jindal Steel & Power, Ltd.	77,700	1,041,500
JSW Steel, Ltd.	7,600	120,200
Kotak Mahindra Bank, Ltd.	59,100	876,920
Lanco Infratech, Ltd.(1)	13,900	141,658
Larsen & Toubro, Ltd.	36,360	1,195,456
Larsen & Toubro, Ltd. GDR	1,600	53,419
Lupin, Ltd.	3,900	102,163
Mahindra & Mahindra, Ltd.	53,480	1,028,377
Maruti Udyog, Ltd.	25,450	746,417
Motor Industries Co., Ltd.	1,130	101,760
Mphasis, Ltd.	14,800	210,347
Mundra Port & Special Economic Zone, Ltd.	29,400	310,966
Nestle India, Ltd.	9,530	518,629
Nicholas Piramal India, Ltd.	32,000	254,177
NTPC, Ltd.	305,300	1,364,441
Oil & Natural Gas Corp., Ltd.	70,470	1,682,322
Power Grid Corp. of India, Ltd.	185,700	403,664
Punj Lloyd, Ltd.	36,200	152,094
Ranbaxy Laboratories, Ltd.(1)	28,560	233,138
Reliance Capital, Ltd.	36,835	573,493
Reliance Communications, Ltd.	230,960	848,155
Reliance Industries, Ltd.	126,419	5,103,639
Reliance Infrastructure, Ltd.	41,400	909,836
Reliance Natural Resources, Ltd.(1)	207,800	277,872
Reliance Power, Ltd.(1)	145,300	425,528
Satyam Computer Services, Ltd.	144,150	311,051
Sesa Goa, Ltd.	37,000	238,583
Shree Renuka Sugars, Ltd.	55,000	214,225
Siemens India, Ltd.	7,380	78,914
State Bank of India	12,000	551,199
State Bank of India GDR	9,600	876,812
Steel Authority of India, Ltd.	155,400	537,563
Sterlite Industries (India), Ltd.	49,280	796,436
Sun Pharmaceuticals Industries, Ltd.	22,200	651,334
Sun TV Network, Ltd.	12,400	81,505
Suzlon Energy, Ltd.(1)	78,150	108,107
Tata Communications, Ltd.	31,000	251,639
Tata Consultancy Services, Ltd.	85,500	1,141,963
Tata Motors, Ltd.	21,050	248,634
Tata Power Co., Ltd.	29,990	837,650
Tata Steel, Ltd.	38,896	384,386
Tata Tea, Ltd.	11,800	214,252
Tata Teleservices Maharashtra, Ltd.(1)	365,500	202,551
Titan Industries, Ltd.	3,300	87,389
Torrent Power, Ltd.	44,700	262,954
Unitech, Ltd.	35,100	59,518

Security	Shares	Value

India (continued)

United Spirits, Ltd.	18,500	$ 411,787
Voltas, Ltd.	39,000	131,367
Wipro, Ltd.	52,100	668,177
Zee Entertainment Enterprises, Ltd.	73,557	354,612

		$ 57,836,936

Indonesia — 3.0%

Adaro Energy PT	6,000,000	$ 946,599
Aneka Tambang Tbk PT	2,434,000	565,643
Astra Argo Lestari Tbk PT	321,000	712,611
Astra International Tbk PT	1,254,200	4,035,133
Bakrie & Brothers Tbk PT(1)	47,245,500	479,706
Bakrie Sumatera Plantations Tbk PT	556,500	39,586
Bank Central Asia Tbk PT	4,759,500	2,241,256
Bank Danamon Indonesia Tbk PT	2,004,803	935,253
Bank Mandiri Tbk PT	3,135,500	1,504,585
Bank Pan Indonesia Tbk PT(1)	1,456,500	116,935
Bank Rakyat Indonesia PT	2,407,500	1,751,931
Barito Pacific Tbk PT(1)	665,800	94,842
Berlian Laju Tanker Tbk PT	904,000	66,057
Bumi Resources Tbk PT	11,727,000	2,823,128
Energi Mega Persada Tbk PT(1)	1,550,700	44,842
Gudang Garam Tbk PT	179,000	263,315
Indah Kiat Pulp & Paper Corp. Tbk PT(1)	1,021,000	188,928
Indocement Tunggal Prakarsa Tbk PT	167,000	190,157
Indofood Sukses Makmur Tbk PT	2,314,000	731,314
Indosat Tbk PT	1,134,000	602,357
International Nickel Indonesia Tbk PT(1)	1,665,500	690,199
Kalbe Farma Tbk PT	1,745,500	218,912
Lippo Karawaci Tbk PT(1)	5,149,500	348,333
Medco Energi Internasional Tbk PT	2,095,000	585,519
Perusahaan Gas Negara PT	3,904,000	1,452,615
Perusahaan Perkebunan London Sumatra Indonesia
Tbk PT	155,500	123,985
PT AKR Corporindo Tbk	861,500	100,762
PT Indo Tambangraya Megah Tbk	221,500	516,501
Semen Gresik (Persero) Tbk PT	301,000	212,718
Tambang Batubara Bukit Asam Tbk PT	404,500	630,161
Telekomunikasi Indonesia Tbk PT	2,855,000	2,458,479
Unilever Indonesia Tbk PT	711,800	744,457
United Tractors Tbk PT	1,577,000	2,417,932

		$ 28,834,751

Israel — 3.1%

Alony Hetz Properties & Investments, Ltd.	18,100	$ 64,290
Alvarion, Ltd.(1)	8,900	35,706
Avner Oil & Gas, Ltd.	850,000	266,867

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Israel (continued)

Bank Hapoalim B.M.(1)	354,331	$ 1,293,573
Bank Leumi Le-Israel(1)	432,508	1,689,153
Bezeq Israeli Telecommunication Corp., Ltd.	546,135	1,218,821
Cellcom Israel, Ltd.	26,200	788,358
Check Point Software Technologies, Ltd.(1)	55,206	1,715,250
Clal Industries, Ltd.(1)	14,400	73,463
Clal Insurance Enterprise Holdings, Ltd.(1)	2,810	59,487
Delek Group, Ltd.	2,130	351,895
Discount Investment Corp.	16,400	385,361
Elbit Systems, Ltd.	9,950	602,831
Ezchip Semiconductor, Ltd.(1)	6,700	80,199
Frutarom	8,107	65,755
Gazit Globe (1982), Ltd.	12,000	110,902
Gilat Satellite Networks, Ltd.(1)	11,760	52,802
Harel Insurance Investments & Financial Services,
Ltd.(1)	11,680	552,873
Housing & Construction Holdings, Ltd.	118,000	206,684
IDB Holding Corp., Ltd.	2,900	68,193
Israel Chemicals, Ltd.	235,061	2,745,614
Israel Corp., Ltd.(1)	1,275	876,878
Israel Discount Bank, Ltd., Series A	346,200	660,870
Isramco Negev 2, LP(1)	3,686,000	379,057
Koor Industries, Ltd.	8,510	243,996
Makhteshim-Agan Industries, Ltd.	104,897	490,278
Mellanox Technologies, Ltd.(1)	4,200	73,853
Menorah Mivtachim Holdings, Ltd.(1)	6,900	79,109
Migdal Insurance & Financial, Ltd. Holdings(1)	38,400	60,185
Mizrahi Tefahot Bank, Ltd.(1)	61,040	496,086
Ness Technologies, Inc.(1)	17,200	113,348
Nice Systems, Ltd.(1)	18,423	573,274
Oil Refineries, Ltd.	162,600	89,304
Orbotech, Ltd.(1)	20,000	186,000
Ormat Industries, Ltd.	27,300	237,985
Osem Investment, Ltd.	19,544	253,535
Partner Communications Co., Ltd.	41,300	783,083
Paz Oil Co., Ltd.	2,100	327,093
Strauss Group, Ltd.	23,300	302,011
Supersol, Ltd.	26,000	123,043
Teva Pharmaceutical Industries, Ltd. ADR	220,704	11,141,138

		$ 29,918,203

Jordan — 0.8%

Arab Bank PLC	201,285	$ 3,790,785
Arab Potash Co., PLC	23,800	1,010,362
Bank of Jordan	11,100	35,391
Capital Bank of Jordan(1)	185,557	361,551
Jordan Ahli Bank	14,700	31,474

Security	Shares	Value

Jordan (continued)

Jordan Petroleum Refinery	28,400	$ 292,298
Jordan Phosphate Mines	15,900	387,610
Jordan Steel	57,402	213,781
Jordan Telecom Corp.	37,600	270,897
Jordanian Electric Power Co.	113,889	603,112
Lafarge Jordan Cement	5,600	55,700
Middle East Complex for Engineering, Electric, &
Heavy Industries PLC(1)	69,800	150,469
Taameer Jordan Co.(1)	279,605	229,122
Union Land Development(1)	32,100	99,710
United Arab Investors(1)	335,925	284,582

		$ 7,816,844

Kazakhstan — 0.3%

KazMunaiGas Exploration Production GDR	123,400	$ 2,910,702

		$ 2,910,702

Kenya — 0.8%

Athi River Mining, Ltd.	78,100	$ 99,578
Bamburi Cement Co., Ltd.	172,700	378,929
Barclays Bank of Kenya, Ltd.	716,965	427,263
East African Breweries, Ltd.	884,080	1,679,648
Equity Bank, Ltd.	5,398,700	1,032,289
KenolKobil, Ltd.	409,000	255,625
Kenya Airways, Ltd.	345,800	112,079
Kenya Commercial Bank, Ltd.	2,795,300	731,866
Kenya Electricity Generating Co., Ltd.	2,321,100	322,535
Kenya Power & Lighting, Ltd.	83,900	158,368
Mumias Sugar Co., Ltd.	856,800	78,577
Nation Media Group, Ltd.	206,200	330,526
Safaricom, Ltd.	34,362,672	1,840,258
Standard Chartered Bank Kenya, Ltd.	62,800	121,555

		$ 7,569,096

Kuwait — 0.9%

Aerated Concrete Industries Co.	189,000	$ 264,382
Agility(1)	50,000	202,833
Al Safwa Group Co.(1)	800,000	144,302
Boubyan Bank KSC(1)	100,000	181,850
Boubyan Petrochemicals Co.	220,000	319,287
Burgan Bank SAK(1)	196,000	267,319
Burgan Co. For Well Drilling, Trading &
Maintenance KSCC	75,250	148,205
Commercial Bank of Kuwait SAK	50,000	173,107
Commercial Real Estate Co. KSCC(1)	406,600	179,163
Global Investment House KSCC(1)	527,500	199,231

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Kuwait (continued)

Gulf Bank(1)	260,000	$ 295,506
Gulf Cable & Electrical Industries	50,000	323,082
Kuwait Finance House KSC	247,100	1,019,682
Kuwait Foods Co. (Americana)	45,000	283,266
Kuwait International Bank(1)	154,000	119,559
Kuwait Projects Co. Holdings KSC	45,000	76,325
Mabanee Co. SAKC(1)	38,500	95,594
Mobile Telecommunications Co.	387,500	1,571,953
National Bank of Kuwait SAK	322,750	1,354,433
National Industries Group Holding(1)	390,000	511,453
National Investment Co.(1)	120,000	182,549
National Real Estate Co.(1)	210,000	212,457
Sultan Center Food Products Co.(1)	220,000	187,725

		$ 8,313,263

Latvia — 0.1%

Grindeks(1)	42,000	$ 393,716
Latvian Shipping Co.(1)	735,000	686,512

		$ 1,080,228

Lebanon — 0.3%

Solidere	83,555	$ 2,182,457
Solidere GDR(3)	28,500	748,856

		$ 2,931,313

Lithuania — 0.3%

Apranga PVA(1)	278,536	$ 268,568
Invalda PVA(1)	19,100	17,298
Klaipedos Nafta PVA	1,345,900	548,656
Lietuvos Dujos	31,900	32,257
Lietuvos Energija(1)	42,400	54,510
Pieno Zvaigzdes	63,600	81,106
Rokiskio Suris(1)	69,800	90,506
Rytu Skirstomieji Tinklai(1)	88,200	80,109
Sanitas(1)	55,400	223,885
Siauliu Bankas(1)	774,861	353,963
Ukio Bankas Commercial Bank(1)	1,672,935	850,198

		$ 2,601,056

Malaysia — 3.1%

Airasia Bhd(1)	915,300	$ 359,890
Alliance Financial Group Bhd	385,700	275,587
AMMB Holdings Bhd	459,200	631,363
Astro All Asia Networks PLC	414,000	399,290
Batu Kawan Bhd	90,500	262,441

Security	Shares	Value

Malaysia (continued)

Berjaya Sports Toto Bhd	297,214	$ 374,632
British American Tobacco Malaysia Bhd	35,500	466,214
Bursa Malaysia Bhd	131,700	311,498
CIMB Group Holdings Bhd	363,800	1,319,842
Dialog Group Bhd	221,900	83,712
Digi.com Bhd	65,600	418,897
Gamuda Bhd	1,076,200	982,617
Genting Bhd	626,600	1,317,198
Genting Plantations Bhd	163,400	292,131
Hong Leong Bank Bhd	178,000	389,227
Hong Leong Financial Group Bhd	145,000	262,328
IGB Corp. Bhd(1)	173,500	98,544
IJM Corp. Bhd	645,490	900,354
IOI Corp. Bhd	925,705	1,435,313
Kencana Petroleum Bhd	233,700	148,042
Kinsteel Bhd	202,200	54,490
KNM Group Bhd	4,983,800	1,131,071
Kuala Lumpur Kepong Bhd	128,500	561,176
Kulim (Malaysia) Bhd	141,000	303,212
Lafarge Malayan Cement Bhd	270,150	476,729
Lion Industries Corp. Bhd	540,300	220,935
Malayan Banking Bhd	727,487	1,408,920
Malaysian Airline System Bhd(1)	165,733	150,044
Malaysian Airline System Bhd, PFC Shares	33,533	7,714
Malaysian Bulk Carriers Bhd	102,200	92,934
Malaysian Resources Corp. Bhd(1)	949,000	374,968
MISC Bhd	317,000	824,009
MMC Corp. Bhd	540,000	391,351
Multi-Purpose Holdings Bhd	121,440	65,781
Parkson Holdings Bhd	205,040	304,213
Petra Perdana Bhd	83,400	63,281
Petronas Dagangan Bhd	259,700	675,582
Petronas Gas Bhd	135,200	386,450
PLUS (Projek Lebuhraya Utara Selatan)
Expressways Bhd	411,900	397,038
PPB Group Bhd	117,700	519,772
Public Bank Bhd	306,720	955,468
Resorts World Bhd	1,117,800	892,847
RHB Capital Bhd	62,100	97,424
SapuraCrest Petroleum Bhd	208,100	125,552
Sarawak Energy Bhd	152,400	115,353
Shell Refining Co. Bhd	36,900	115,701
Sime Darby Bhd	1,254,839	3,244,518
Sino Hua-An International Bhd(1)	401,500	54,737
SP Setia Bhd	228,600	257,059
TA Enterprise Bhd	323,000	72,170
TA Global Bhd(1)	193,800	55,242
TA Global Bhd, PFC Shares(1)	193,800	0

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Malaysia (continued)

Tanjong PLC	72,100	$ 319,029
Telekom Malaysia Bhd	381,100	334,922
Tenaga Nasional Bhd	502,100	1,230,658
Titan Chemicals Corp. Bhd(1)	168,000	56,559
TM International Bhd(1)	1,004,850	855,769
Top Glove Corp. Bhd	97,000	231,090
UEM Land Holdings Bhd(1)	510,500	247,275
UMW Holdings Bhd	78,000	143,653
Wah Seong Corp. Bhd	432,125	304,552
WCT Bhd	351,800	267,960
WTK Holdings Bhd	154,250	51,998
YNH Property Bhd(1)	158,059	77,772
YTL Corp. Bhd	189,006	401,930
YTL Power International Bhd	615,821	386,970

		$ 30,034,998

Mauritius — 0.8%

Ireland Blyth, Ltd.	31,600	$ 62,418
Mauritius Commercial Bank	509,000	2,448,100
Mauritius Development Investment Trust Co., Ltd.	80,700	12,005
Naiade Resorts, Ltd.	359,100	528,263
New Mauritius Hotels, Ltd.	525,350	2,316,386
Rogers & Co., Ltd.	13,200	141,283
State Bank of Mauritius, Ltd.	425,800	1,126,083
Sun Resorts, Ltd.	234,775	620,892
United Basalt Products, Ltd.	36,000	84,496
United Docks, Ltd.(1)	27,400	83,332

		$ 7,423,258

Mexico — 6.2%

Alfa SA de CV, Series A	281,000	$ 1,436,524
America Movil SAB de CV, Series L	5,940,920	13,043,815
Axtel SA de CV, Series CPO(1)	367,100	273,857
Banco Compartamos SA de CV	282,800	1,159,793
Bolsa Mexicana de Valores SA de CV(1)	630,000	725,248
Carso Global Telecom SA de CV, Series A1(1)	171,400	665,933
Carso Infraestructura y Construccion SA(1)	358,400	200,864
Cemex SAB de CV, Series CPO(1)	5,100,658	5,311,676
Coca-Cola Femsa SA de CV, Series L	30,200	164,452
Consorcio ARA SA de CV(1)	459,200	288,657
Corporacion GEO SA de CV, Series B(1)	194,300	514,896
Corporacion Moctezuma SA de CV	27,500	58,421
Desarrolladora Homex SA de CV(1)	81,500	485,775
Embotelladoras Arca SA	100,000	250,611
Empresas ICA SAB de CV(1)	513,100	1,125,002
Fomento Economico Mexicano SA de CV, Series UBD	784,900	3,328,933

Security	Shares	Value

Mexico (continued)

Grupo Aeroportuario del Pacifico SA de CV, Class B	41,500	$ 104,349
Grupo Aeroportuario del Sureste SAB de CV, Class B	95,500	390,571
Grupo Bimbo SA de CV, Series A	223,300	1,290,544
Grupo Carso SA de CV, Series A1	484,700	1,503,612
Grupo Elektra SA de CV	24,000	979,722
Grupo Financiero Banorte SA de CV, Class O	1,469,300	4,819,493
Grupo Financiero Inbursa SA de CV, Class O	1,027,700	2,900,871
Grupo Mexico SA de CV, Series B(1)	2,363,326	4,653,714
Grupo Modelo SA de CV, Series C(1)	260,000	1,205,112
Grupo Simec SA de CV, Series B(1)	92,000	225,197
Grupo Televisa SA, Series CPO	535,800	2,045,607
Impulsora del Desarrollo y el Empleo en America
Latina SA de CV, Series B1(1)	919,900	905,705
Industrias CH SA, Series B(1)	25,700	82,606
Industrias Penoles SA de CV	67,800	1,255,381
Kimberly-Clark de Mexico SA de CV	189,500	752,044
Mexichem SA de CV	597,991	971,459
Organizacion Soriana SAB de CV, Class B(1)	120,000	267,288
Promotora y Operadora de Infraestructura SA de CV(1)	77,700	141,233
Telefonos de Mexico SA de CV, Series L	1,636,000	1,385,249
Telmex Internacional SAB de CV, Class L	1,602,300	1,031,491
TV Azteca SA de CV, Series CPO	625,000	321,878
Urbi Desarrollos Urbanos SA de CV(1)	178,400	351,294
Wal-Mart de Mexico SAB de CV, Series V	848,100	3,018,250

		$ 59,637,127

Morocco — 1.5%

Attijariwafa Bank	46,400	$ 1,587,342
Banque Centrale Populaire	25,280	877,211
Banque Marocaine du Commerce Exterieur (BMCE)	63,600	2,013,756
Banque Marocaine pour le Commerce et l’Industrie
(BMCI)	2,860	321,677
Centrale Laitiere	85	112,463
Ciments du Maroc	2,250	459,514
Compagnie Generale Immobiliere	2,150	523,827
Cosumar Compagnie Sucriere Marocaine et de
Raffinage	1,230	241,825
Credit Immobilier et Hotelier	1,440	68,729
Douja Promotion Groupe Addoha SA	56,300	831,163
Holcim Maroc SA	2,260	537,420
Lafarge Ciments	3,010	572,628
Managem(1)	7,755	268,160
Maroc Telecom	142,500	2,619,534
ONA SA	10,770	1,836,352
RISMA(1)	1,900	63,693
Samir(1)	3,480	267,263
Societe des Brasseries du Maroc	1,590	687,052
Societe Nationale d’Investissement	2,375	522,604

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Morocco (continued)

SONASID (Societe Nationale de Siderurgie)	1,320	$ 358,013
Wafa Assurance	1,090	272,958

		$ 15,043,184

Nigeria — 0.8%

Access Bank PLC	5,970,288	$ 252,499
Afribank Nigeria PLC(1)	5,727,146	96,022
African Petroleum PLC	285,989	64,121
Ashaka Cement PLC	221,861	19,313
Benue Cement Co. PLC	1,460,000	408,184
Dangote Sugar Refinery PLC	5,767,032	574,993
Diamond Bank PLC	5,100,000	257,776
Ecobank Transnational, Inc.	1,922,518	184,968
Fidelity Bank/Nigeria	12,200,000	181,541
First Bank of Nigeria PLC	9,985,105	983,019
First City Monument Bank PLC(1)	4,500,000	182,889
Guaranty Trust Bank PLC	6,274,612	644,763
Guiness Nigeria PLC	442,075	398,750
Intercontinental Bank PLC(1)	3,062,209	56,552
Lafarge Cement WAPCO Nigeria PLC	1,228,000	251,898
Nestle Foods Nigeria PLC	151,000	213,615
Nigerian Breweries PLC	1,848,611	668,043
Oando PLC	448,000	276,508
Oceanic Bank International PLC(1)	4,301,220	68,124
PlatinumHabib Bank PLC	2,767,885	39,987
PZ Cussons Nigeria PLC	1,185,000	173,558
Skye Bank PLC	4,525,000	149,451
UAC of Nigeria PLC	900,000	244,734
Union Bank of Nigeria PLC	4,658,654	224,751
United Bank for Africa PLC	6,181,798	487,420
Zenith Bank, Ltd.	6,479,912	619,628

		$ 7,723,107

Oman — 0.8%

Bank Dhofar SAOG	373,466	$ 586,799
Bank Muscat SAOG	567,695	1,329,460
Bank Sohar(1)	887,000	498,351
Dhofar International Development & Investment
Holding Co.	27,600	28,986
Galfar Engineering & Contracting SAOG	368,360	612,486
National Bank of Oman, Ltd.	184,410	154,755
Oman Cables Industry SAOG	93,600	352,231
Oman Cement Co., SAOG	205,500	392,350
Oman Flour Mills Co., Ltd. SAOG	164,100	248,782
Oman International Bank SAOG	342,950	263,400
Oman Telecommunications Co.	486,400	1,654,808
Ominvest	172,199	221,076

Security	Shares	Value

Oman (continued)

Raysut Cement Co., SAOG	130,245	$ 509,575
Renaissance Holdings Co.	301,173	524,991
Shell Oman Marketing Co.	34,398	186,777

		$ 7,564,827

Pakistan — 0.8%

Adamjee Insurance Co., Ltd.	201,050	$ 305,770
Allied Bank, Ltd.	117,524	81,900
Azgard Nine, Ltd.(1)	491,400	141,940
Bank Alfalah, Ltd.(1)	1,295,638	208,172
D.G. Khan Cement Co., Ltd.(1)	258,360	89,373
Engro Chemical Pakistan, Ltd.	326,200	649,271
Fauji Fertilizer Co., Ltd.	292,352	367,368
Habib Bank, Ltd.	160,000	236,930
Hub Power Co., Ltd.	1,346,700	467,470
Indus Motor Co., Ltd.	24,000	53,525
Jahangir Siddiqui & Co., Ltd.(1)	500,000	211,031
Kot Addu Power Co., Ltd.	218,000	120,240
Lucky Cement, Ltd.	326,500	256,972
Muslim Commercial Bank, Ltd.	489,102	1,249,145
National Bank of Pakistan	211,694	209,410
Nishat Mills, Ltd.	937,800	676,925
Oil & Gas Development Co., Ltd.	524,000	649,974
Pakistan Oil Fields, Ltd.	124,000	321,894
Pakistan Petroleum, Ltd.	224,742	469,156
Pakistan State Oil Co., Ltd.	93,700	342,668
Pakistan Telecommunication Co., Ltd.	1,706,100	383,566
SUI Northern Gas Pipelines, Ltd.	211,000	67,550
United Bank, Ltd.	362,587	250,942

		$ 7,811,192

Peru — 1.5%

Alicorp SA	384,800	$ 284,400
Austral Group SA(1)	658,650	76,982
Cia de Minas Buenaventura SA ADR	77,980	2,617,789
Cia Minera Atacocha SA, Class B, PFC Shares	39,750	20,907
Cia Minera Milpo SA(1)	317,997	830,793
Credicorp, Ltd.	45,770	3,156,635
Edegel SA	1,180,000	608,456
Edelnor SA	108,248	101,401
Empresa Agroindustrial Casa Grande SA(1)	69,120	180,582
Energia del Sur SA	39,900	167,336
Ferreyros SA	331,542	307,722
Grana y Montero SA	210,612	208,512
Luz del Sur SAA	90,550	138,517
Minsur SA	162,200	401,458

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Peru (continued)

Sociedad Minera Cerro Verde SA	19,790	$ 451,212
Sociedad Minera el Brocal SA	8,970	131,050
Southern Copper Corp.	111,180	3,502,170
Volcan Cia Minera SA, Class B(1)	1,157,519	1,364,830

		$ 14,550,752

Philippines — 1.6%

Aboitiz Equity Ventures, Inc.	3,911,000	$ 675,115
Aboitiz Power Corp.	1,765,000	274,257
Alliance Global Group, Inc.(1)	4,540,000	403,577
Altlas Consolidated Mining & Development Corp.(1)	500,000	91,394
Ayala Corp.	134,196	812,006
Ayala Land, Inc.	3,951,800	854,472
Banco De Oro	701,020	508,840
Bank of the Philippine Islands	943,100	917,619
Benpres Holdings Corp.(1)	4,600,000	336,775
Filinvest Land, Inc.	3,449,000	64,929
First Gen Corp.(1)	709,950	234,085
First Philippine Holdings Corp.(1)	70,100	68,621
Globe Telecom, Inc.	18,040	345,879
Holcim Philippines, Inc.	1,492,000	150,299
International Container Terminal Services, Inc.	388,900	164,668
JG Summit Holding, Inc.	2,411,900	318,790
Jollibee Foods Corp.	363,300	386,475
Manila Electric Co.	300,400	1,167,999
Manila Water Co.	254,600	85,936
Megaworld Corp.	2,476,800	77,870
Megaworld Corp.(4)	619,200	19,468
Metropolitan Bank & Trust Co.	581,600	491,979
Philex Mining Corp.(1)	4,017,125	955,125
Philippine Long Distance Telephone Co.	45,620	2,451,816
PNOC Energy Development Corp.	4,051,000	349,865
Robinsons Land Corp.	411,400	104,465
San Miguel Corp., Class B	649,500	894,501
SM Investments Corp.	155,938	1,018,426
SM Prime Holdings, Inc.	3,202,799	664,142
Universal Robina Corp.	1,399,600	365,017
Vista Land & Lifescapes, Inc.(1)	3,675,000	150,164

		$ 15,404,574

Poland — 3.0%

Agora SA(1)	79,030	$ 518,594
AmRest Holdings NV(1)	4,410	107,338
Bank Handlowy w Warszawie SA(1)	14,170	310,753
Bank Millennium SA(1)	176,600	289,844
Bank Pekao SA(1)	58,138	3,120,511

Security	Shares	Value

Poland (continued)

Bank Zachodni WBK SA(1)	10,600	$ 565,886
Bioton SA(1)	3,980,100	313,063
BRE Bank SA(1)	6,003	556,501
Budimex SA	18,100	496,787
Cersanit SA(1)	87,100	426,276
Cyfrowy Polsat SA	111,200	536,839
Debica SA	2,520	53,964
Dom Development SA	7,570	115,187
Echo Investment SA(1)	150,000	215,121
Eurocash SA	63,000	307,539
Farmacol SA(1)	4,040	57,688
Getin Holding SA(1)	233,150	663,544
Globe Trade Centre SA(1)	53,590	462,378
Grupa Kety SA(1)	9,600	348,406
Grupa Lotos SA(1)	26,453	240,445
ING Bank Slaski SA w Katowicach(1)	1,685	378,117
KGHM Polska Miedz SA	64,080	2,156,973
LPP SA(1)	275	136,062
Mondi Swiecie SA(1)	9,600	234,439
Mostostal-Warszawa SA(1)	3,160	72,252
Multimedia Polska SA(1)	89,740	215,685
Netia SA(1)	401,654	584,635
NG2 SA	3,810	53,184
Orbis SA(1)	30,000	474,295
PBG SA(1)	11,720	912,886
Polimex Mostostal SA	636,500	818,440
Polish Oil & Gas	558,200	679,710
Polnord SA(1)	20,350	241,656
Polski Koncern Naftowy Orlen SA(1)	151,000	1,571,717
Powszechna Kasa Oszczednosci Bank Polski SA	264,710	3,136,546
Przedsiebiorstwo Eksportu i Importu KOPEX SA(1)	13,800	122,786
Softbank SA	68,173	1,369,739
Telekomunikacja Polska SA	767,350	4,503,355
TVN SA	260,420	1,290,525
Vistula Group SA(1)	400,000	301,202
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,900	346,937

		$ 29,307,805

Qatar — 1.6%

Aamal Holding	60,200	$ 525,728
Barwa Real Estate Co.(1)	40,993	383,063
Commercial Bank of Qatar	34,157	667,035
Doha Bank, Ltd.	33,176	424,558
First Finance Co.	53,357	329,536
Gulf International Services QSC	61,750	560,619
Industries Qatar	89,335	2,722,241
Masraf Al Rayan	223,300	759,237

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Qatar (continued)

Qatar Electricity & Water Co.	37,000	$ 1,012,144
Qatar Fuel	10,020	458,210
Qatar Gas Transport Co., Ltd. (NAKILAT)(1)	203,330	1,351,033
Qatar Insurance Co.	18,635	329,662
Qatar International Islamic Bank	27,943	346,564
Qatar Islamic Bank	34,387	775,102
Qatar National Bank	48,092	2,010,558
Qatar National Cement Co.	10,500	235,874
Qatar National Navigation	23,896	437,736
Qatar Shipping Co.	43,836	403,618
Qatar Telecom QSC	41,902	1,852,855
Salam International Investment Co., Ltd.	53,000	164,507
United Development Co.	4,780	49,645

		$ 15,799,525

Romania — 0.8%

Antibiotice SA	409,100	$ 92,221
Banca Transilvania	2,691,296	1,598,610
Biofarm Bucuresti(1)	7,119,988	479,804
BRD-Group Societe Generale	777,000	3,249,673
Impact SA(1)	253,290	46,914
Rompetrol Rafinare SA(1)	12,930,500	283,314
SNP Petrom SA(1)	15,699,400	1,375,514
Transelectrica SA	134,000	538,246

		$ 7,664,296

Russia — 6.2%

Aeroflot-Russian International Airlines	229,000	$ 313,405
AvtoVAZ(1)	263,394	133,071
Cherepovets MK Severstal GDR(3)	24,050	173,481
Comstar United Telesystems GDR	151,550	784,120
CTC Media, Inc.(1)	91,467	1,470,789
Evraz Group SA GDR(1)(3)	20,135	487,853
Federal Grid Co. Unified Energy System JSC(1)	10,725,782	113,490
Gazprom OAO ADR	53,450	1,290,818
Holding MRSK OAO(1)	911,500	106,499
Irkutskenergo(1)	327,400	150,139
Irkutskenergo OJSC(1)(2)	338,903	0
JSC Severstal-Avto(1)	9,262	142,808
KamAZ(1)	127,700	305,603
LUKOIL ADR	89,800	5,209,445
Magnitogorsk Iron & Steel Works GDR(1)(3)	32,100	303,262
Mechel ADR	22,400	384,384
Mining & Metallurgical Co.(1)	2,680	347,987
MMC Norilsk Nickel ADR(1)	151,400	1,989,231
Mobile TeleSystems	604,700	4,139,778

Security	Shares	Value

Russia (continued)

Mobile TeleSystems ADR	2,200	$ 99,660
Mosenergo(1)	971,603	87,494
NovaTek OAO GDR(3)	30,416	1,526,926
Novolipetsk Steel GDR(1)	21,400	560,680
Novolipetsk Steel GDR(1)(3)	6,536	170,238
OAO Gazprom	73,400	436,115
OAO Gazprom ADR	485,749	11,649,250
OAO Rosneft Oil Co. GDR	53,820	409,238
OAO Seventh Continent(1)	16,900	143,563
OAO TMK GDR	10,700	193,670
OAO TMK GDR(3)	2,500	45,162
OGK-3(1)	967,658	50,831
OGK-4 OJSC(1)	1,090,428	55,612
Pegas Nonwovens SA	11,200	263,098
PIK Group GDR(1)	44,400	175,090
Polyus Gold ADR	5,600	150,526
RBC Information Systems(1)	54,450	87,617
Rosneft Oil Co. GDR	166,000	1,269,900
Rostelecom ADR	30,400	1,187,120
RusHydro(1)	31,395,041	1,089,439
Sberbank	4,279,388	9,352,102
Sberbank, PFC Shares	539,250	812,104
Sistema JSFC(1)	104,800	66,155
Sistema JSFC GDR(1)	41,430	672,276
Surgutneftegaz	163,200	142,156
Surgutneftegaz ADR	332,960	2,938,969
Surgutneftegaz, PFC Shares	914,700	381,151
Tatneft	26,233	109,137
Tatneft GDR	61,566	1,594,367
TGK-2(1)	13,779,634	3,114
TGK-4(1)	16,839,141	5,490
Transneft	470	393,982
Uralsvyazinform	2,952,700	69,388
Vimpel-Communications ADR	150,740	2,702,768
VTB Bank OJSC GDR(3)	429,970	1,711,404
Wimm-Bill-Dann Foods OJSC ADR(1)	2,665	180,101
X5 Retail Group NV GDR(1)	62,194	1,485,530

		$ 60,117,586

Slovenia — 0.8%

Gorenje DD(1)	8,720	$ 167,037
Istrabenz(1)	3,000	31,980
KRKA DD	27,995	2,953,952
Luka Koper(1)	15,750	633,064
Mercator Poslovni Sistem	2,532	633,974
Nova Kreditna Banka Maribor	43,500	839,629
Petrol	880	432,452

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Slovenia (continued)

Sava DD	940	$ 276,405
Telekom Slovenije DD	3,270	717,615
Zavarovalnica Triglav DD	18,800	741,773

		$ 7,427,881

South Africa — 6.1%

ABSA Group, Ltd.	55,150	$ 873,021
Adcock Ingram Holdings, Ltd.	33,300	226,520
Adcorp Holdings, Ltd.	16,900	57,829
AECI, Ltd.	6,330	49,036
African Bank Investments, Ltd.	140,814	549,794
African Rainbow Minerals, Ltd.	19,600	379,487
Allan Gray Property Trust	84,300	68,534
Allied Electronics Corp., Ltd.	17,182	64,204
Allied Electronics Corp., Ltd., PFC Shares	69,600	240,052
Anglo Platinum, Ltd.(1)	10,280	888,571
AngloGold Ashanti, Ltd.	70,471	2,632,034
Aquarius Platinum, Ltd.(1)	41,700	177,824
Aspen Pharmacare Holdings, Ltd.(1)	91,031	767,196
Aveng, Ltd.	238,790	1,266,413
AVI, Ltd.	119,300	316,975
Barloworld, Ltd.	122,520	763,900
Bidvest Group, Ltd.	162,296	2,541,384
Clicks Group, Ltd.	89,300	282,488
DataTec, Ltd.	140,700	518,216
Discovery Holdings, Ltd.	101,945	405,125
ElementOne, Ltd.(1)	44,850	77,478
FirstRand, Ltd.	664,950	1,497,726
Foschini, Ltd.	68,500	542,114
Gold Fields, Ltd.	132,135	1,690,538
Grindrod, Ltd.	165,300	379,919
Group Five, Ltd.	81,460	416,818
Growthpoint Properties, Ltd.	217,000	384,041
Harmony Gold Mining Co., Ltd.	71,910	720,264
Hyprop Investments, Ltd.	67,500	391,739
Illovo Sugar, Ltd.	27,600	125,098
Impala Platinum Holdings, Ltd.	98,730	2,172,404
Imperial Holdings, Ltd.	62,680	645,301
Investec, Ltd.	72,500	535,015
JD Group, Ltd.	58,290	324,834
JSE, Ltd.	15,200	117,197
Kumba Iron Ore, Ltd.	14,960	446,662
Kumba Resources, Ltd.	38,610	433,687
Lewis Group, Ltd.	32,500	227,574
Liberty Holdings, Ltd.	44,700	386,474
Massmart Holdings, Ltd.	57,700	666,615
Medi-Clinic Corp., Ltd.	52,200	160,321

Security	Shares	Value

South Africa (continued)

Metropolitan Holdings, Ltd.	162,100	$ 274,459
Mittal Steel South Africa, Ltd.	29,277	393,992
Mondi, Ltd.	9,900	55,861
Mr. Price Group, Ltd.	72,100	329,877
MTN Group, Ltd.	645,340	9,608,619
Murray & Roberts Holdings, Ltd.	160,250	1,143,836
Mvelaphanda Group, Ltd.(1)	65,900	59,705
Nampak, Ltd.	171,938	372,959
Naspers, Ltd., Class N	83,492	3,013,933
Nedbank Group, Ltd.	46,830	703,954
Netcare, Ltd.(1)	280,550	413,178
Northam Platinum, Ltd.	14,400	67,294
Pangbourne Properties, Ltd.	28,800	60,098
Pick’n Pay Holdings, Ltd.	36,500	82,838
Pick’n Pay Stores, Ltd.	45,170	234,811
Pretoria Portland Cement Co., Ltd.	102,827	430,454
Raubex Group, Ltd.	93,000	291,210
Redefine Income Fund, Ltd.	475,000	436,597
Remgro, Ltd.	74,100	867,447
Reunert, Ltd.	111,160	782,985
RMB Holdings, Ltd.	174,300	636,339
Sanlam, Ltd.	344,190	944,976
Santam, Ltd.	5,583	71,900
Sappi, Ltd.	75,636	279,494
Sasol, Ltd.	90,950	3,407,468
Shoprite Holdings, Ltd.	80,000	651,914
Spar Group, Ltd.	54,600	481,506
Standard Bank Group, Ltd.	238,121	2,971,984
Steinhoff International Holdings, Ltd.	352,040	850,729
Sun International, Ltd.(1)	11,182	129,865
Telkom South Africa, Ltd.	115,950	649,643
Tiger Brands, Ltd.	40,100	802,941
Truworths International, Ltd.	92,400	528,865
Vodacom Group (Pty), Ltd.(1)	111,000	769,658
Wilson Bayly Holmes-Ovcon, Ltd.	28,100	406,869
Woolworths Holdings, Ltd.	160,409	358,148

		$ 58,976,828

South Korea — 6.0%

Amorepacific Corp.	418	$ 288,861
Busan Bank	15,470	175,415
Cheil Industries, Inc.	11,000	410,385
CJ CheilJedang Corp.	596	100,788
CJ O Shopping Co., Ltd.	1,580	104,364
Daegu Bank	7,550	100,173
Daelim Industrial Co., Ltd.	1,670	105,981
Daewoo Engineering & Construction Co., Ltd.	12,241	124,705

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

South Korea (continued)

Daewoo International Corp.	3,471	$ 94,806
Daewoo Motor Sales Corp.(1)	23,045	191,263
Daewoo Securities Co., Ltd.	9,010	136,899
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,880	248,336
Dong-A Pharmaceutical Co., Ltd.	3,320	322,845
Dongbu Insurance Co., Ltd.	1,640	49,763
Dongkuk Steel Mill Co., Ltd.	12,930	274,589
Doosan Corp.	3,160	219,138
Doosan Heavy Industries & Construction Co., Ltd.	2,570	137,919
GLOVIS Co., Ltd.	1,680	146,503
GS Engineering & Construction Corp.	3,290	288,507
GS Holdings Corp.	11,000	272,473
Hana Financial Group, Inc.	34,930	1,035,940
Hanarotelecom, Inc.(1)	28,346	116,533
Hanjin Heavy Industries & Construction Co., Ltd.	9,813	175,339
Hanjin Shipping Co., Ltd.	19,170	260,537
Hankook Tire Co., Ltd.	21,040	402,167
Hanmi Pharm Co., Ltd.	2,150	207,916
Hanwha Chemical Corp.	18,100	168,288
Hanwha Corp.	9,490	303,253
Hite Brewery Co., Ltd.	1,789	243,425
Honam Petrochemical Corp.	1,770	121,405
Hynix Semiconductor, Inc.(1)	57,940	860,208
Hyosung Corp.	4,500	247,326
Hyundai Department Store Co., Ltd.	6,215	594,062
Hyundai Development Co.	7,860	232,627
Hyundai Engineering & Construction Co., Ltd.	11,670	644,287
Hyundai Heavy Industries Co., Ltd.	6,105	836,221
Hyundai Marine & Fire Insurance Co., Ltd.	13,800	254,885
Hyundai Merchant Marine Co., Ltd.	20,100	412,051
Hyundai Mipo Dockyard Co., Ltd.	775	63,848
Hyundai Mobis	9,400	1,253,426
Hyundai Motor Co.	20,300	1,841,300
Hyundai Securities Co., Ltd.	25,370	288,043
Hyundai Steel Co.	8,400	533,619
Industrial Bank of Korea(1)	35,580	431,040
Kangwon Land, Inc.	23,740	317,206
KB Financial Group, Inc.(1)	41,611	2,001,484
KB Financial Group, Inc. ADR(1)	7,759	368,087
KCC Corp.	1,445	416,558
Kia Motors Corp.(1)	34,490	512,298
Komipharm International Co., Ltd.(1)	1,200	63,161
Korea Electric Power Corp.(1)	50,820	1,440,037
Korea Exchange Bank	42,760	485,928
Korea Express Co., Ltd.(1)	4,349	238,789
Korea Gas Corp.	5,680	239,662
Korea Investment Holdings Co., Ltd.	6,490	173,085
Korea Line Corp.	4,000	162,541

Security	Shares	Value

South Korea (continued)

Korea Zinc Co., Ltd.	4,440	$ 686,229
Korean Air Lines Co., Ltd.(1)	11,002	418,680
Korean Reinsurance Co.	37,903	342,461
KT Corp.	29,473	960,738
KT Corp. ADR	7,675	123,184
KT&G Corp.	14,095	820,860
LG Chem, Ltd.	6,598	1,137,036
LG Corp.	7,220	409,036
LG Dacom Corp.	4,150	65,538
LG Display Co., Ltd.	13,010	311,323
LG Electronics, Inc.	11,300	1,050,453
LG Hausys, Ltd.(1)	658	65,782
LG Household & Health Care, Ltd.	1,850	384,230
LG Life Sciences, Ltd.(1)	5,000	289,471
LG Telecom, Ltd.	36,265	271,706
LIG Insurance Co., Ltd.	12,400	254,032
Lotte Shopping Co., Ltd.	3,265	922,137
LS Corp.	3,530	288,402
Macquarie Korea Infrastructure Fund	31,415	132,264
Mirae Asset Securities Co., Ltd.	4,880	255,083
Namhae Chemical Corp.	15,250	188,626
NCsoft Corp.	1,350	144,376
NHN Corp.(1)	4,875	719,013
Nong Shim Co., Ltd.	1,400	284,204
OCI Co., Ltd.	2,370	416,369
POSCO	11,317	4,690,077
S-Oil Corp.	5,785	279,853
S1 Corp.	5,750	230,158
Samsung Card Co., Ltd.	14,060	557,054
Samsung Corp.	10,590	431,021
Samsung Digital Imaging Co., Ltd.(1)	4,494	181,512
Samsung Electro-Mechanics Co., Ltd.	7,100	590,329
Samsung Electronics Co., Ltd.	12,851	7,732,870
Samsung Electronics Co., Ltd., PFC Shares	1,928	772,339
Samsung Engineering Co., Ltd.	4,600	406,699
Samsung Fine Chemicals Co., Ltd.	8,450	334,841
Samsung Fire & Marine Insurance Co., Ltd.	5,885	1,071,505
Samsung Heavy Industries Co., Ltd.	22,310	422,043
Samsung SDI Co., Ltd.	4,500	513,732
Samsung Securities Co., Ltd.	6,340	310,763
Samsung Techwin Co., Ltd.	5,295	405,448
Shinhan Financial Group Co., Ltd.(1)	58,523	2,220,418
Shinsegae Co., Ltd.	1,422	613,932
SK Chemicals Co., Ltd.	2,160	117,752
SK Energy Co., Ltd.	9,599	881,653
SK Holdings Co., Ltd.	3,665	290,737
SK Telecom Co., Ltd.	8,200	1,248,848
SK Telecom Co., Ltd. ADR	9,450	157,910

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

South Korea (continued)

STX Pan Ocean Co., Ltd.	9,800	$ 91,320
Tong Yang Securities, Inc.	5,665	51,903
Woongjin Coway Co., Ltd.	3,650	122,014
Woori Finance Holdings Co., Ltd.(1)	13,960	187,903
Woori Investment & Securities Co., Ltd.	17,000	213,708
Yuhan Corp.	1,786	288,540

		$ 58,098,410

Taiwan — 6.2%

Acer, Inc.	280,626	$ 661,474
Advanced Semiconductor Engineering, Inc.	434,677	342,587
Altek Corp.	94,560	160,200
Ambassador Hotel	58,000	58,803
AmTRAN Technology Co., Ltd.	72,630	69,028
Asia Cement Corp.	428,005	449,396
Asia Optical Co., Inc.	146,907	237,088
Asustek Computer, Inc.	434,193	797,463
AU Optronics Corp.	971,837	861,779
BES Engineering Corp.	297,000	82,338
Capital Securities Corp.(1)	143,055	66,329
Catcher Technology Co., Ltd.	97,647	236,382
Cathay Financial Holding Co., Ltd.(1)	1,120,765	1,921,961
Chang Hwa Commercial Bank	950,000	413,342
Cheng Shin Rubber Industry Co., Ltd.	293,491	603,087
Chi Mei Optoelectronics Corp.(1)	840,427	419,276
Chicony Electronics Co., Ltd.	40,419	88,391
China Airlines, Ltd.(1)	774,411	240,711
China Development Financial Holding Corp.(1)	1,982,376	516,412
China Life Insurance Co., Ltd.(1)	96,300	69,937
China Motor Corp.(1)	186,315	127,801
China Petrochemical Development Corp.(1)	820,800	293,711
China Steel Corp.	1,822,121	1,617,753
Chinatrust Financial Holding Co., Ltd.	1,345,421	808,158
Chinese Maritime Transport, Ltd.	26,000	68,321
Chong Hong Construction Co., Ltd.	34,270	62,365
Chunghwa Picture Tubes, Ltd.(1)	1,620,000	166,191
Chunghwa Telecom Co., Ltd.	998,177	1,752,066
Chunghwa Telecom Co., Ltd. ADR	28,347	492,671
Clevo Co.(1)	47,426	59,188
Compal Electronics, Inc.	474,066	592,679
Coretronic Corp.	62,505	68,437
Delta Electronics, Inc.	246,105	683,367
Dynapack International Technology Corp.	25,374	77,522
E.Sun Financial Holding Co., Ltd.(1)	807,478	314,318
Elan Microelectronics Corp.	165,300	223,816
Epistar Corp.	103,472	301,311
EVA Airways Corp.(1)	742,744	278,605

Security	Shares	Value

Taiwan (continued)

Evergreen International Storage & Transport Corp.(1)	319,000	$ 258,174
Evergreen Marine Corp.(1)	582,050	293,975
Everlight Electronics Co., Ltd.	97,642	266,920
Far Eastern Department Stores, Ltd.	597,915	614,239
Far Eastern New Century Corp.	386,556	455,833
Far EasTone Telecommunications Co., Ltd.	401,074	451,249
Faraday Technology Corp.	29,434	45,745
Farglory Land Development Co., Ltd.	20,252	40,688
Federal Corp.(1)	77,625	58,114
Feng Hsin Iron & Steel Co., Ltd.	183,260	277,075
First Financial Holding Co., Ltd.	862,645	498,342
First Steamship Co., Ltd.	171,771	217,107
Formosa Chemicals & Fibre Corp.	733,980	1,367,784
Formosa International Hotels Corp.	8,470	105,681
Formosa Petrochemical Corp.	375,320	915,242
Formosa Plastics Corp.	936,670	1,796,614
Formosa Taffeta Co., Ltd.	169,000	114,568
Formosan Rubber Group, Inc.	108,000	80,604
Foxconn International Holdings, Ltd.(1)	255,000	223,961
Foxconn Technology Co., Ltd.	81,259	270,700
Fubon Financial Holding Co., Ltd.(1)	1,124,000	1,247,225
Giant Manufacturing Co., Ltd.	144,120	373,723
Goldsun Development & Construction Co., Ltd.	151,011	68,316
Great Wall Enterprise Co., Ltd.	91,448	94,687
Greatek Electronics, Inc.	52,915	50,145
HannStar Display Corp.(1)	938,299	176,915
Highwealth Construction Corp.	63,705	79,120
Hon Hai Precision Industry Co., Ltd.	771,959	3,023,631
Hotai Motor Co., Ltd.	61,000	141,708
HTC Corp.	77,364	768,266
Hua Nan Financial Holdings Co., Ltd.	772,912	449,077
Innolux Display Corp.	271,920	358,149
Inotera Memories, Inc.(1)	379,000	223,927
Inventec Appliances Corp.	82,120	79,380
Inventec Co., Ltd.	585,200	323,729
KGI Securities Co., Ltd.	629,000	288,191
Largan Precision Co., Ltd.	13,795	157,992
Lien Hwa Industrial Corp.	113,019	51,751
Lite-On Technology Corp.	346,596	456,488
Macronix International Co., Ltd.	667,860	338,535
Masterlink Securities Corp.(1)	110,000	42,765
MediaTek, Inc.	117,196	1,640,273
Mega Financial Holding Co., Ltd.	1,311,000	730,067
Merida Industry Co., Ltd.	37,950	61,132
Motech Industries, Inc.	74,431	197,045
Nan Kang Rubber Tire Co., Ltd.(1)	120,900	120,373
Nan Ya Plastics Corp.	1,031,608	1,641,059
Novatek Microelectronics Corp., Ltd.	108,942	245,781

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Taiwan (continued)

Oriental Union Chemical Corp.	331,300	$ 227,743
Pan-International Industrial Co., Ltd.	148,484	216,364
Phison Electronics Corp.	14,305	95,755
Polaris Securities Co., Ltd.(1)	470,300	241,324
Pou Chen Corp.	630,705	432,425
Powerchip Semiconductor Corp.(1)	977,805	109,035
Powertech Technology, Inc.	118,969	325,668
President Chain Store Corp.	197,664	447,231
Qisda Corp.(1)	330,000	183,039
Quanta Computer, Inc.	315,508	596,835
Radiant Opto-Electronics Corp.	73,202	81,448
Realtek Semiconductor Corp.	115,670	245,887
RichTek Technology Corp.	34,741	266,545
Ritek Corp.(1)	252,000	60,045
Ruentex Development Co., Ltd.	71,000	79,621
Ruentex Industries, Ltd.(1)	276,000	450,491
Sanyang Industrial Co., Ltd.(1)	742,327	297,592
Shih Wei Navigation Co., Ltd.	39,923	54,656
Shin Kong Financial Holding Co., Ltd.(1)	906,589	368,853
Shin Zu Shing Co., Ltd.	20,450	93,462
Shinkong Synthetic Fibers Corp.	197,000	48,628
Siliconware Precision Industries Co.	355,243	467,052
Simplo Technology Co., Ltd.	58,520	300,498
Sincere Navigation	65,800	73,146
Sino-American Silicon Products, Inc.	98,196	212,557
SinoPac Financial Holdings Co., Ltd.(1)	1,418,000	523,687
Solar Applied Materials Technology Corp.	108,794	226,771
Star Up Netcom Co., Ltd.(1)(2)	34,320	0
Synnex Technology International Corp.	190,877	361,134
TA Chen Stainless Pipe Co., Ltd.(1)	53,000	36,312
Tainan Spinning Co., Ltd.(1)	220,000	81,199
Taishin Financial Holdings Co., Ltd.(1)	1,054,000	412,482
Taiwan Business Bank(1)	1,026,000	250,523
Taiwan Cement Corp.	535,994	549,901
Taiwan Cooperative Bank	539,330	318,225
Taiwan Fertilizer Co., Ltd.	145,000	450,150
Taiwan Kolin Co., Ltd.(1)(2)	177,000	0
Taiwan Mobile Co., Ltd.	467,427	835,969
Taiwan Semiconductor Manufacturing Co., Ltd.	2,664,465	4,833,331
Taiwan Tea Corp.(1)	361,095	205,314
Tatung Co., Ltd.(1)	1,526,000	336,091
Teco Electric & Machinery Co., Ltd.	482,000	191,884
Transcend Information, Inc.	19,826	62,007
Tripod Technology Corp.	43,401	108,601
Tsann Kuen Enterprise Co., Ltd.	22,880	47,135
TSRC Corp.	79,000	92,023
Tung Ho Steel Enterprise Corp.	243,060	231,039
U-Ming Marine Transport Corp.	186,000	337,361

Security	Shares	Value

Taiwan (continued)

Uni-President Enterprises Corp.	820,843	$ 915,888
Unimicron Technology Corp.	202,000	230,478
United Microelectronics Corp.(1)	1,574,090	756,686
Walsin Lihwa Corp.(1)	227,000	73,562
Wan Hai Lines, Ltd.(1)	215,250	99,028
Waterland Financial Holdings(1)	884,377	269,044
Wei Chuan Food Corp.(1)	165,000	214,769
Wistron Corp.	279,578	468,033
WPG Holdings Co., Ltd.	188,615	258,048
Yageo Corp.	230,000	63,390
Yang Ming Marine Transport	637,050	225,035
Yieh Phui Enterprise	968,880	314,315
Yuanta Financial Holding Co., Ltd.	1,220,225	805,261
Yuen Foong Yu Paper Manufacturing Co., Ltd.(1)	266,464	95,401
Yulon Motor Co., Ltd.	334,809	374,490
Zinwell Corp.	44,871	77,182

		$ 59,773,978

Thailand — 3.3%

Advanced Info Service PCL(5)	1,040,600	$ 2,895,312
Airports of Thailand PCL(5)	491,000	565,550
Asian Property Development PCL(5)	2,397,500	401,675
Bangkok Bank PCL	252,500	834,882
Bangkok Bank PCL(5)	101,800	341,437
Bangkok Dusit Medical Services PCL(5)	284,400	205,908
Bangkok Expressway PCL(5)	127,000	69,912
Bank of Ayudhya PCL(5)	1,442,400	785,633
Banpu PCL(5)	62,400	802,288
BEC World PCL(5)	1,567,600	1,050,538
Big C Supercenter PCL(5)	42,900	53,906
Bumrungrad Hospital PCL(5)	415,500	344,955
Cal-Comp Electronics (Thailand) PCL(5)	613,900	63,915
Central Pattana PCL(5)	249,600	162,044
Ch. Karnchang PCL(5)	892,200	160,156
Charoen Pokphand Foods PCL(5)	4,153,900	1,199,256
CP ALL PCL(5)	2,981,100	1,694,567
Delta Electronics (Thailand) PCL(5)	1,087,100	562,658
Electricity Generating PCL(5)	207,400	469,552
G J Steel PCL(1)(5)	8,819,100	60,685
Glow Energy PCL	470,700	450,633
Hana Microelectronics PCL(5)	530,700	295,318
IRPC PCL(5)	5,180,100	595,111
Italian-Thai Development PCL(1)(5)	1,858,000	176,767
Kasikornbank PCL(5)	526,000	1,275,155
Khon Kaen Sugar Industry PCL	897,000	335,452
Kim Eng Securities Thailand PCL(5)	134,000	52,518
Krung Thai Bank PCL(5)	692,000	182,187

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

Thailand (continued)

Land & Houses PCL	1,242,800	$ 207,080
Land & Houses PCL(5)	1,350,700	241,570
Loxley PCL(1)(5)	1,072,600	80,224
LPN Development PCL(5)	400,000	83,770
Major Cineplex Group PCL(5)	182,300	39,814
Minor International PCL(5)	2,325,270	685,233
Precious Shipping PCL(5)	258,800	143,240
PTT Aromatics & Refining PCL(5)	587,652	374,480
PTT Chemical PCL(5)	159,800	298,803
PTT Exploration & Production PCL(5)	584,300	2,534,734
PTT PCL(5)	429,260	2,966,614
Quality House PCL(5)	2,038,700	152,483
Ratchaburi Electricity Generating Holding PCL(5)	278,700	308,509
Samart Corp. PCL	366,600	66,355
Siam Cement PCL	113,600	703,828
Siam Cement PCL(5)	36,800	222,245
Siam City Bank PCL(5)	159,500	113,093
Siam City Cement PCL(5)	47,690	315,318
Siam Commercial Bank PCL(5)	767,800	1,774,497
Siam Makro PCL(5)	35,000	83,508
Sino Thai Engineering & Construction PCL(1)(5)	2,479,500	493,304
Thai Airways International PCL(1)(5)	256,300	151,825
Thai Beverage PCL	4,106,000	744,465
Thai Oil PCL(5)	451,500	557,199
Thai Tap Water Supply Co., Ltd	1,710,000	210,776
Thai Union Frozen Products PCL(5)	400,100	332,170
Thanachart Capital PCL(5)	263,400	155,242
Thoresen Thai Agencies PCL(5)	424,160	339,455
TMB Bank PCL(1)(5)	8,975,900	295,392
Total Access Communication PCL	474,800	551,390
TPI Polene PCL(1)	432,000	124,075
True Corp. PCL(1)(5)	4,165,100	431,152

		$ 31,869,813

Turkey — 3.0%

Adana Cimento Sanayii TAS	15,371	$ 62,517
Akbank TAS	418,950	2,263,070
Akcansa Cimento AS	16,400	64,948
Akenerji Elektrik Uretim AS	18,300	164,224
Aksa Akrilik Kimya Sanayii AS(1)	60,209	64,838
Aksigorta AS	40,300	121,710
Anadolu Efes Biracilik ve Malt Sanayii AS	157,739	1,802,134
Arcelik AS(1)	393,854	1,286,189
Asya Katilim Bankasi AS(1)	300,000	620,499
Aygaz AS	27,013	95,686
BIM Birlesik Magazalar AS	26,630	965,499
Cimsa Cimento Sanayi ve Ticaret AS	18,200	78,637

Security	Shares	Value

Turkey (continued)

Dogan Sirketler Grubu Holding AS(1)	1,219,509	$ 802,313
Dogan Yayin Holding AS(1)	92,474	64,319
Eczacibasi Ilac Sanayi ve Ticaret AS	127,500	131,769
Enka Insaat ve Sanayi AS	268,348	1,082,879
Eregli Demir ve Celik Fabrikalari TAS(1)	571,481	1,551,368
Ford Otomotiv Sanayi AS	24,800	155,963
Haci Omer Sabanci Holding AS	161,763	591,405
Hurriyet Gazetecilik ve Matbaacilik AS(1)	128,238	136,721
Ihlas Holding AS(1)	299,200	100,951
Is Gayrimenkul Yatirim Ortakligi AS	136,465	143,473
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS,
Class D(1)	1,355,360	536,293
KOC Holding AS(1)	634,634	1,616,700
Koza Davetiyeleri(1)	33,000	85,685
Petkim Petrokimya Holding AS(1)	119,300	575,123
Petrol Ofisi AS(1)	32,978	123,042
Tekfen Holding AS(1)	203,217	581,885
Tofas Turk Otomobil Fabrikasi AS	34,700	87,179
Trakya Cam Sanayii AS(1)	144,992	170,486
Tupras-Turkiye Petrol Rafinerileri AS	86,870	1,492,078
Turcas Petrolculuk AS	30,939	94,585
Turk Hava Yollari Anonim Ortakligi (THY) AS	140,500	392,243
Turk Sise ve Cam Fabrikalari AS(1)	520,300	546,026
Turk Telekomunikasyon AS	241,000	731,508
Turkcell Iletisim Hizmetleri AS	386,800	2,559,207
Turkiye Garanti Bankasi AS	843,000	3,061,389
Turkiye Halk Bankasi AS	115,500	691,226
Turkiye Is Bankasi	343,256	1,300,021
Turkiye Vakiflar Bankasi TAO(1)	226,200	548,552
Ulker Gida Sanayi ve Ticaret AS	25,959	60,722
Yapi ve Kredi Bankasi AS(1)	486,385	1,000,025
Yazicilar Holding AS	21,200	128,530
Zorlu Enerji Elektrik Uretim AS(1)	91,054	173,988

		$ 28,907,605

United Arab Emirates — 1.5%

Aabar Petroleum Investments Co. (PJSC)(1)	1,512,000	$ 1,061,311
Abu Dhabi Commercial Bank	592,000	314,009
Abu Dhabi National Hotels	326,200	395,211
Air Arabia	2,037,000	618,157
Ajman Bank (PJSC)(1)	634,400	185,478
Aldar Properties (PJSC)	533,600	843,411
Amlak Finance (PJSC)(1)	227,500	68,997
Arabtec Holding Co.(1)	960,300	839,349
Aramex (PJSC)(1)	893,182	397,692
Dana Gas(1)	3,726,200	1,160,396
DP World, Ltd.	3,916,300	1,929,573

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Security	Shares	Value

United Arab Emirates (continued)

Dubai Financial Market	1,113,000	$ 706,987
Dubai Investments (PJSC)	583,777	200,100
Dubai Islamic Bank	248,474	199,618
Emaar Properties (PJSC)(1)	1,754,100	2,082,689
Emirates NBD (PJSC)	381,700	455,596
First Gulf Bank (PJSC)	146,700	748,273
Gulf Navigation Holding	1,850,000	377,951
National Bank of Abu Dhabi (PJSC)	250,250	907,739
National Central Cooling Co. (Tabreed)(1)	743,356	194,110
Ras Al Khaimah Cement Co.	327,000	110,355
Ras Al Khaimah Co.(1)	490,450	133,664
Ras Al Khaimah Properties (PJSC)	1,144,000	230,979
Sorouh Real Estate Co.	388,500	375,807
Union National Bank	359,700	369,694
Union Properties (PJSC)(1)	290,158	77,729
Waha Capital (PJSC)	196,900	48,838

		$ 15,033,713

Vietnam — 0.6%

FPT Corp.	58,800	$ 277,428
Kinh Bac City Development Share Holding Corp.(1)	135,000	538,383
PetroVietnam Drilling and Well Services JSC	39,000	198,116
Petrovietnam Fertilizer and Chemical JSC	135,900	330,773
Pha Lai Thermal Power JSC(1)	136,990	199,001
Saigon Securities, Inc.	274,300	1,443,504
Songda Urban & Industrial Zone Investment and
Development JSC	61,300	635,247
Viet Nam Construction and Import-Export JSC	190,900	671,340
Vietnam Dairy Products JSC	211,000	1,017,391
Vincom JSC	71,795	335,815
Vinh Son - Song Hinh Hydropower JSC	130,000	264,796

		$ 5,911,794

Total Common Stocks
(identified cost $878,946,098)		$942,129,560

Convertible Bonds — 0 . 0%

	Principal
Security	Amount	Value

Oman — 0.0%

Bank Muscat SAOG, 7.00%, 3/20/14	OMR 10,672	$ 25,443

Total Convertible Bonds
(identified cost $0)		$ 25,443

Equity-Linke d Securitie s	— 0.7%

	Maturity
Security	Date	Shares	Value

Saudi Arabia — 0.7%

Al Rajhi Bank (HSBC Bank plc)(6)(7)	4/30/12	35,493	$ 716,976
Alinma Bank (HSBC Bank plc)(1)(6)(7)	6/4/12	53,800	196,553
Almarai Co., Ltd. (HSBC Bank plc)(1)(6)(7)	3/27/12	5,000	226,673
Arab National Bank (HSBC Bank plc)(1)(6)(7)	6/4/12	15,700	195,941
Banque Saudi Fransi (HSBC Bank plc)(1)(6)(7)	4/30/12	16,484	198,693
Dar Al Arkan Real Estate Development Co.
(HSBC Bank plc)(1)(6)(7)	8/13/12	58,000	258,303
Etihad Etisalat Co. (HSBC Bank plc)(1)(6)(7)	4/2/12	45,162	540,756
Jarir Marketing Co. (HSBC Bank plc)(1)(6)(7)	6/4/12	6,500	234,873
Mobile Telecommunications Co.
(HSBC Bank plc)(1)(6)(7)	6/4/12	72,000	208,325
National Industrialization C
(HSBC Bank plc)(1)(6)(7)	5/14/12	37,300	270,556
Rabigh Refining and Petrochemicals Co.
(HSBC Bank plc)(1)(6)(7)	4/2/12	21,500	216,152
Riyad Bank (HSBC Bank plc)(6)(7)	6/11/12	32,800	251,035
Samba Financial Group (HSBC Bank plc)(6)(7)	4/30/12	15,208	223,057
Saudi Arabian Fertilizer Co.
(HSBC Bank plc)(6)(7)	6/4/12	6,650	207,485
Saudi Basic Industries Corp.
(HSBC Bank plc)(1)(6)(7)	3/26/12	33,596	732,413
Saudi British Bank (HSBC Bank plc)(1)(6)(7)	10/2/12	16,800	231,847
Saudi Cable Co. (HSBC Bank plc)(1)(6)(7)	9/21/12	30,000	232,005
Saudi Electricity Co. (HSBC Bank plc)(1)(6)(7)	6/25/12	80,000	237,872
Saudi Industrial Investment Group,
(HSBC Bank plc)(6)(7)	6/11/12	40,000	265,608
Saudi International Petrochemicals Co.
(HSBC Bank plc)(1)(6)(7)	9/21/12	37,000	238,287
Saudi Kayan Petrochemical Co.
(HSBC Bank plc)(1)(6)(7)	6/4/12	49,000	247,622
Saudi Telecom Co. (HSBC Bank plc)(6)(7)	5/21/12	24,000	309,127
Savola (HSBC Bank plc)(6)(7)	4/20/12	61,000	484,761

Total Equity-Linked Securities
(identified cost $6,139,328)			$ 6,924,920

Inve stme nt Funds — 0.4%

Security	Shares		Value

Saudi Arabia Investment Fund, Ltd.	31,546		$ 1,236,603
Vietnam Enterprise Investments, Ltd.(1)	1,359,727		2,719,454

Total Investment Funds
(identified cost $7,036,614)			$ 3,956,057

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 PORTFOLIO OF INVESTMENTS CO N T ’ D

Rights — 0.0%
Security	Shares	Value

Empresas La Polar, Exp. 11/27/09(1)	20,334	$ 8,043

Total Rights (identified cost $0)		$ 8,043

Warrants — 0. 0%
Security	Shares	Value

Bangkok Land PCL, Exp. 5/2/13, strike THB 1.10(1)	310,077	$ 1,484

Total Warrants (identified cost $0)		$ 1,484

Short-Term Investments — 1.1%
	Principal
Security	Amount	Value

State Street Bank & Trust Repurchase Agreement,
dated 10/30/09, with a maturity date of
11/2/09, an interest rate of 0.01%, and
repurchased proceeds of $10,730,009;
collateralized by Federal Home Loan Bank bond
with an interest rate of 4.375%, a maturity date
of 9/17/10 and a market value of
$10,946,988	$10,730,000	$ 10,730,000

Total Short-Term Investments
(identified cost $10,730,000)		$ 10,730,000

Total Investments — 99.5%
(identified cost $902,852,040)		$963,775,507

Other Assets, Less Liabilities — 0.5%		$ 4,813,852

Net Assets — 100.0%		$968,589,359

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt GDR - Global Depositary Receipt PCL - Public Company Ltd. PFC Shares - Preference Shares OMR - Omani Rial

(1) Non-income producing security.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4) Security acquired in a delayed delivery transaction.

(5) Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $6,924,920 or 0.7% of the Fund’s net assets.

(7) Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution in addition to the market risk of the underlying security.

Currency Concentration of Portfolio

	Percentage
Currency	of Net Assets	Value

United States Dollar	13.6%	$132,044,749
Mexican Peso	6.2	59,637,127
New Taiwan Dollar	6.1	59,057,346
South African Rand	6.1	58,799,004
Brazilian Real	6.1	58,655,229
South Korean Won	5.9	57,357,909
Indian Rupee	5.9	56,731,905
Hong Kong Dollar	5.8	56,107,674
Thailand Baht	3.2	30,575,442
Chilean Peso	3.1	30,202,785
Malaysian Ringgit	3.1	30,034,998
Polish Zloty	3.0	29,307,805
New Turkish Lira	3.0	28,907,605
Indonesian Rupiah	3.0	28,834,751
Hungarian Forint	2.1	20,705,120
Czech Koruna	1.9	18,312,608
Israeli Shekel	1.6	15,841,108
Qatari Riyal	1.6	15,799,525
Philippine Peso	1.6	15,404,573
Moroccan Dirham	1.6	15,043,184
Euro	1.5	14,910,081
Egyptian Pound	1.5	14,487,547
United Arab Emirates Dirham	1.3	13,104,140
Other currency, less than 1% each	10.7	103,913,292

Total Investments	99.5%	$963,775,507

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Industry Classification of Portfolio

	Percentage
Sector	of Net Assets	Value

Financials	24.3%	$235,595,107
Telecommunication Services	11.1	106,893,157
Industrials	10.5	101,276,070
Materials	10.4	100,685,107
Energy	9.7	94,381,194
Consumer Discretionary	7.3	70,989,052
Consumer Staples	6.9	67,002,855
Information Technology	6.0	58,248,021
Diversified	4.5	43,949,933
Utilities	4.2	40,244,041
Health Care	3.1	29,789,943
Other	1.1	10,764,970
Investment Funds	0.4	3,956,057

Total Investments	99.5%	$963,775,507

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 200

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009
Assets

Investments, at value (identified cost, $902,852,040)	$963,775,507
Cash	5,497
Foreign currency, at value (identified cost, $1,953,104)	1,944,970
Dividends and interest receivable	1,026,104
Receivable for investments sold	51,750
Receivable for Fund shares sold	10,548,650
Tax reclaims receivable	8,634
Receivable from affiliates	30,547

Total assets	$977,391,659

Liabilities

Payable for investments purchased	$ 4,894,242
Payable for delayed delivery transactions	6,502
Payable for Fund shares redeemed	1,869,913
Payable to affiliates:
Investment adviser fee	692,201
Administration fee	125,833
Distribution and service fees	38,229
Trustees’ fees	2,320
Accrued foreign capital gains taxes	448,412
Accrued expenses	724,648

Total liabilities	$ 8,802,300

Net Assets	$968,589,359

Sources of Net Assets

Paid-in capital	$949,007,967
Accumulated net realized loss	(48,580,158)
Accumulated undistributed net investment income	7,642,943
Net unrealized appreciation	60,518,607

Total	$968,589,359

Class A Shares

Net Assets	$104,727,302
Shares Outstanding	8,421,570
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 12.44
Maximum Offering Price Per Share
(100 94.25 of net asset value per share)	$ 13.20

Class C Shares

Net Assets	$ 16,917,666
Shares Outstanding	1,377,649
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 12.28

Class I Shares

Net Assets	$846,944,391
Shares Outstanding	67,971,456
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 12.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009
Investment Income

Dividends (net of foreign taxes, $1,679,614)	$ 16,513,120
Interest	260

Total investment income	$ 16,513,380

Expenses

Investment adviser fee	$ 4,772,724
Administration fee	854,671
Distribution and service fees
Class A	189,851
Class C	108,667
Trustees’ fees and expenses	23,904
Custodian fee	1,526,420
Transfer and dividend disbursing agent fees	249,988
Legal and accounting services	89,800
Printing and postage	67,080
Registration fees	88,241
Miscellaneous	45,018

Total expenses	$ 8,016,364

Deduct —
Reduction of custodian fee	$ 312
Allocation of expenses to affiliates	101,012

Total expense reductions	$ 101,324

Net expenses	$ 7,915,040

Net investment income	$ 8,598,340

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investments transactions, net of foreign capital gains taxes
of $27,757	$ (42,401,184)
Foreign currency transactions	(881,729)

Net realized loss	$ (43,282,913)

Change in unrealized appreciation (depreciation) —
Investments, net of increase in accrued foreign capital gains taxes
of $448,345	$322,447,722
Foreign currency	165,934

Net change in unrealized appreciation (depreciation)	$322,613,656

Net realized and unrealized gain	$279,330,743

Net increase in net assets from operations	$287,929,083

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FINANCIAL STATEMENTS CON T ’ D Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$ 8,598,340	$ 6,568,060
Net realized loss from investment and
foreign currency transactions	(43,282,913)	(6,600,278)
Net change in unrealized appreciation
(depreciation) from investments and
foreign currency	322,613,656	(331,473,357)

Net increase (decrease) in net assets from
operations	$ 287,929,083	$ (331,505,575)

Distributions to shareholders —
From net investment income
Class A	$ (624,412)	$ (471,949)
Class C	(11,551)	(25,778)
Class I	(4,282,038)	(1,661,688)
From net realized gain
Class A	—	(531,214)
Class C	—	(66,805)
Class I	—	(1,583,872)

Total distributions to shareholders	$ (4,918,001)	$ (4,341,306)

Transactions in shares of beneficial
interest —
Proceeds from sale of shares
Class A	$ 51,867,958	$ 101,864,082
Class C	6,034,674	13,401,394
Class I	468,912,908	316,476,690
Net asset value of shares issued to
shareholders in payment of
distributions declared
Class A	535,855	889,210
Class C	8,492	58,770
Class I	2,225,488	2,075,352
Cost of shares redeemed
Class A	(55,161,766)	(40,412,113)
Class C	(3,379,341)	(4,043,712)
Class I	(147,551,579)	(57,995,706)
Redemption fees	48,379	22,156

Net increase in net assets from Fund share
transactions	$ 323,541,068	$ 332,336,123

Net increase (decrease) in net assets	$ 606,552,150	$ (3,510,758)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$ 362,037,209	$ 365,547,967

At end of year	$ 968,589,359	$ 362,037,209

Accumulated undistributed
net investment income
included in net assets

At end of year	$ 7,642,943	$ 4,833,026

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FINANCIAL STATEMENTS CON T ’ D Financial Highlights

	Class A

	Year Ended October 31,			Period Ended

	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$ 8.290	$17.500	$11.150	$10.000

Income (Loss) From Operations

Net investment income(2)	$ 0.121	$ 0.190	$ 0.110	$ 0.010
Net realized and unrealized gain (loss)	4.120	(9.216)	6.215	1.140

Total income (loss) from operations	$ 4.241	$ (9.026)	$ 6.325	$ 1.150

Less Distributions

From net investment income	$ (0.092)	$ (0.087)	$ —	$ —
From net realized gain	—	(0.098)	—	—

Total distributions	$ (0.092)	$ (0.185)	$ —	$ —

Redemption fees(2)	$ 0.001	$ 0.001	$ 0.025	$ 0.000(3)

Net asset value — End of period	$ 12.440	$ 8.290	$17.500	$11.150

Total Return(4)	51.81%	(52.10)%	56.95%	11.50%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$104,727	$74,062	$81,611	$ 1,451
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.57%	1.50%	1.50%	1.50%(8)
Net investment income	1.26%	1.33%	0.77%	0.32%(8)
Portfolio Turnover	11%	5%	6%	6%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Amount represents less than $0.0005 per share.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FINANCIAL STATEMENTS CON T ’ D Financial Highlights

	Class C

	Year Ended October 31,			Period Ended

	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$ 8.160	$17.320	$11.120	$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$ 0.042	$ 0.092	$ 0.010	$ (0.010)
Net realized and unrealized gain (loss)	4.087	(9.117)	6.190	1.130

Total income (loss) from operations	$ 4.129	$ (9.025)	$ 6.200	$ 1.120

Less Distributions

From net investment income	$ (0.010)	$ (0.038)	$ —	$ —
From net realized gain	—	(0.098)	—	—

Total distributions	$ (0.010)	$ (0.136)	$ —	$ —

Redemption fees(2)	$ 0.001	$ 0.001	$ —	$ —

Net asset value — End of period	$12.280	$ 8.160	$17.320	$11.120

Total Return(3)	50.69%	(52.50)%	55.76%	11.20%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,918	$ 9,828	$10,218	$ 132
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.32%	2.25%	2.25%	2.25%(7)
Net investment income (loss)	0.44%	0.65%	0.06%	(0.30)%(7)
Portfolio Turnover	11%	5%	6%	6%(4)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

	Class I

	Year Ended October 31,			Period Ended

	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$ 8.320	$ 17.540	$ 11.150	$10.000

Income (Loss) From Operations

Net investment income(2)	$ 0.156	$ 0.231	$ 0.160	$ 0.030
Net realized and unrealized gain (loss)	4.109	(9.251)	6.232	1.120

Total income (loss) from operations	$ 4.265	$ (9.020)	$ 6.392	$ 1.150

Less Distributions

From net investment income	$ (0.126)	$ (0.103)	$ (0.002)	$ —
From net realized gain	—	(0.098)	—	—

Total distributions	$ (0.126)	$ (0.201)	$ (0.002)	$ —

Redemption fees(2)	$ 0.001	$ 0.001	$ 0.000(3)	$—

Net asset value — End of period	$ 12.460	$ 8.320	$ 17.540	$11.150

Total Return(4)	52.15%	(51.99)%	57.34%	11.50%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$846,944	$278,147	$273,719	$15,405
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.33%	1.25%	1.25%	1.25%(8)
Net investment income	1.56%	1.62%	1.12%	0.88%(8)
Portfolio Turnover	11%	5%	6%	6%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Amount represents less than $0.0005 per share.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See notes to financial statements

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Structured Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A Investment Valuation — Equity securities

(including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations

(including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/ dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS CON T ’D

for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $41,752,868 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($5,017,454) and October 31, 2017 ($36,735,414).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS CON T ’D

assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

K Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the Fund’s investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund’s repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,

	2009	2008

Distributions declared from:
Ordinary income	$4,918,001	$3,219,590
Long-term capital gains	$ —	$1,121,716

During the year ended October 31, 2009, accumulated net realized loss was decreased by $870,422 and accumulated undistributed net investment income was decreased by $870,422 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$ 8,716,377
Capital loss carryforward	$(41,752,868)
Net unrealized appreciation	$ 52,617,883

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in PFICs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended October 31, 2009, the investment adviser fee amounted to $4,772,724 or 0.83% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $854,671.

EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.60%, 2.35% and 1.35% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to March 1, 2009, EVM had agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceeded 1.50%, 2.25% and 1.25% of the average daily net assets of Class A, Class C and Class I, respectively. Pursuant to these agreements, EVM waived fees and reimbursed expenses of $101,012 for the year ended October 31, 2009.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS CON T ’D

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $8,106 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,206 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $189,851 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2009, the Fund paid or accrued to EVD $81,500 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $1,299,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $27,167 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $17,000 and $14,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $376,944,049 and $64,090,361, respectively, for the year ended October 31, 2009.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS CON T ’D

	Year Ended October 31,

Class A	2009	2008

Sales	5,726,915	7,647,293
Issued to shareholders electing to
receive payments of distributions in
Fund shares	67,744	53,728
Redemptions	(6,304,186)	(3,432,341)

Net increase (decrease)	(509,527)	4,268,680

	Year Ended October 31,

Class C	2009	2008

Sales	569,119	941,092
Issued to shareholders electing to
receive payments of distributions in
Fund shares	1,081	3,583
Redemptions	(396,257)	(331,065)

Net increase	173,943	613,610

	Year Ended October 31,

Class I	2009	2008

Sales	51,045,504	22,610,736
Issued to shareholders electing to
receive payments of distributions in
Fund shares	281,707	125,248
Redemptions	(16,779,246)	(4,920,012)

Net increase	34,547,965	17,815,972

For the years ended October 31, 2009 and October 31, 2008, the Fund received $48,379 and $22,156, respectively, in redemption fees.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$910,752,764

Gross unrealized appreciation	$130,462,151
Gross unrealized depreciation	(77,439,408)

Net unrealized appreciation	$ 53,022,743

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

10 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11 Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 NOTES TO FINANCIAL STATEMENTS CON T ’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs	Total

Asset Description	(Level 1)	(Level 2)	(Level 3)

Common Stocks
Asia/Pacific	$ 32,218,550	$317,408,830	$ 0	$349,627,380
Emerging Europe	12,364,613	184,947,168	0	197,311,781
Latin America	178,453,211	—	0	178,453,211
Middle East/Africa	47,651,389	169,085,799	—	216,737,188

Total Common Stocks	$270,687,763	$671,441,797*	$ 0	$942,129,560
Convertible Bonds	—	25,443	—	25,443
Equity-Linked Securities	—	6,924,920	—	6,924,920
Investment Funds	—	3,956,057	—	3,956,057
Rights	8,043	—	—	8,043
Warrants	1,484	—	—	1,484
Short-Term Investments	—	10,730,000	—	10,730,000

Total Investments	$270,697,290	$693,078,217	$ 0	$963,775,507

* Includes foreign equity securities whose values were
adjusted to reflect market trading that occurred after the
close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks

Balance as of October 31, 2008	$ 0
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	0
Net purchases (sales)	0
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of October 31, 2009	$ 0

Change in net unrealized appreciation (depreciation) on
investments still held as of October 31, 2009*	$ 0

* Amount is included in the related amount on investments
in the Statement of Operations.

All Level 3 investments held at October 31, 2009 and October 31, 2008 were valued at $0

12 Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 21, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Structured
Emerging Markets Fund:

We have audited the accompanying statement of assets and
liabilities of Eaton Vance Structured Emerging Markets Fund
(the ”Fund”)(one of the funds constituting Eaton Vance
Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of
operations for the year then ended, the statements of changes in net assets for each of the two years in the period then
ended, and the financial highlights for each of the three years in the period then ended. These financial statements and
financial highlights are the responsibility of the Fund’s
management. Our responsibility is to express an opinion on
these financial statements and financial highlights, based on our audits. The financial highlights for the period from the start of business, June 30, 2006, to October 31, 2006, were
audited by other auditors. Those auditors expressed an
unqualified opinion on those financial highlights in their
report dated December 20, 2006.

We conducted our audits in accordance with the standards of
the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the
financial statements and financial highlights are free of
material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an
opinion on the effectiveness of the Fund’s internal control
over financial reporting. Accordingly, we express no such
opinion. An audit also includes examining, on a test basis,
evidence supporting the amounts and disclosures in the
financial statements, assessing the accounting principles used and significant estimates made by management, as well as
evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2009, by correspondence with the custodian and
brokers; where replies were not received from brokers, we
performed other auditing procedures. We believe that our
audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Structured
Emerging Markets Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the
period then ended, in conformity with accounting principles
generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts December 21, 2009

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009 FEDERAL TAX IN FORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $11,212,254 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $1,597,789 and recognized foreign source income of $18,192,734.

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
  An independent report comparing each fund’s total expense ratio and its components to comparable funds;
  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
  Data relating to portfolio turnover rates of each fund;
  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of each adviser’s proxy voting policies and procedures;
  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
  The terms of each advisory agreement.

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Structured Emerging Markets Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Parametric Portfolio Associates (the “Sub-adviser”), including the fee structure of each agreement, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, paid by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and expense ratio for the one-year ended September 30, 2008. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund.

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr.	Trustee and	Trustee since 2007 and	Chairman, Chief Executive Officer and President of EVC, Director	176	Director of EVC
5/31/58	President	President since 2002	and President of EV, Chief Executive Officer and President of
EVM and BMR, and Director of EVD. Trustee and/or officer of
176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested
person because of his positions with EVM, BMR, EVD, EVC and
EV, which are affiliates of the Trust.

Noninterested Trustees

Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration	176	None
1/2/63			and Finance Unit Head, Harvard University Graduate School of
Business Administration.

Allen R. Freedman	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of	176	Director of Assurant, Inc. (insurance provider)
4/3/40			Systems & Computer Technology Corp. (provider of software to		and Stonemor Partners, L.P. (owner and
			higher education). Formerly, a Director of Loring Ward		operator of cemeteries)
International (fund distributor) (2005-2007). Formerly,
Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating
industry) (2005-2007).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	176	None
9/19/47			finance company) (since 2006). Formerly, President and Chief
Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None
7/10/40

Helen Frame Peters	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston	176	Director of BJ’s Wholesale Club, Inc.
3/22/48			College. Adjunct Professor of Finance, Peking University, Beijing,		(wholesale club retailer)
China (since 2005).

Heidi L. Steiger	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	176	Director of Nuclear Electric Insurance Ltd.
7/8/53			management firm) (since 2008); Senior Advisor (since 2008),		(nuclear insurance provider), Aviva USA
			President (2005-2008), Lowenhaupt Global Advisors, LLC		(insurance provider) and CIFG (family of
			(global wealth management firm). Formerly, President and		financial guaranty companies) and Advisory
			Contributing Editor, Worth Magazine (2004-2005). Formerly,		Director of Berkshire Capital Securities LLC
			Executive Vice President and Global Head of Private Asset		(private investment banking firm)
Management (and various other positions), Neuberger Berman
(investment firm) (1986-2004).

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CON T’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since	176	None
9/14/57			2006) and Professor of Law (2001-2006), University of
California at Los Angeles School of Law.

Ralph F. Verni	Chairman of	Chairman of the Board	Consultant and private investor.	176	None
1/26/43	the Board	since 2007 and Trustee
	and Trustee	since 2005

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr.	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies
7/28/59			managed by EVM or BMR.

John R. Baur	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School
2/10/70			of Management, Cornell University (2002-2005), and prior thereto he was an
Account Team Representative in Singapore for Applied Materials, Inc. Officer of
35 registered investment companies managed by EVM or BMR.

Michael A. Cirami	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies
12/24/75			managed by EVM or BMR.

Cynthia J. Clemson	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies
3/2/63			managed by EVM or BMR.

Charles B. Gaffney	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of
12/4/72			32 registered investment companies managed by EVM or BMR.

Christine M. Johnston	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies
11/9/72			managed by EVM or BMR.

Aamer Khan	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies
6/7/60			managed by EVM or BMR.

Thomas H. Luster	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies
4/8/62			managed by EVM or BMR.

Robert B. MacIntosh	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies
1/22/57			managed by EVM or BMR.

Jeffrey A. Rawlins	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed
10/6/61			Income Group at State Street Research and Management (1989-2005). Officer
of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer
10/26/57			of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies
8/21/54			managed by EVM or BMR.

Susan Schiff	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies
3/13/61			managed by EVM or BMR.

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND

ORGANIZATION CON T’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of
9/27/62			32 registered investment companies managed by EVM or BMR.

David M. Stein	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32
5/4/51			registered investment companies managed by EVM or BMR.

Dan R. Strelow	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director
5/27/59			(since 1988) and Chief Investment Officer (since 2001) of the Fixed Income
Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies
5/23/49			managed by EVM or BMR.

Adam A. Weigold	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies
3/22/75			managed by EVM or BMR.

Barbara E. Campbell	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment
6/19/57			companies managed by EVM or BMR.

Maureen A. Gemma	Secretary and Chief Legal	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 176 registered investment
5/24/60	Officer	Chief Legal Officer since	companies managed by EVM or BMR.
2008

Paul M. O’Neil	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment
7/11/53			companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Structured Emerging Markets Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Structured Emerging Markets Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Structured Emerging Markets Fund
Two International Place
Boston, MA 02110

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory
Authority (FINRA). FINRA BrokerCheck is a free tool to help Investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at
www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2774-12/09	SEMSRC